UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEARBRIDGE VALUE TRUST

CLEARBRIDGE SMALL CAP FUND

100 International Drive

Baltimore, Maryland 21202

December 27, 2023

Dear Shareholder:

A special meeting of shareholders of each of ClearBridge Value Trust and ClearBridge Small Cap Fund (each a “Fund,” and together, the “Funds”) will be held at 280 Park Avenue, New York, New York 10017, on March 1, 2024 to vote on the proposals listed in the enclosed joint proxy statement. The special meeting of each Fund will be held at 10:00 a.m. (Eastern time).

ClearBridge Investments, LLC (“ClearBridge”) is each Fund’s investment manager and provides day-to-day portfolio management of each Fund, except for cash and short-term instruments that are allocated to Western Asset Management Company, LLC (“Western Asset”) for management. Franklin Templeton Fund Adviser, LLC (“FTFA”)1 serves as the sub-administrator to each Fund. Each of ClearBridge, Western Asset, and FTFA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA has proposed a restructuring of the management and administration arrangements of the Funds in order to align them with those of other Legg Mason and Franklin Templeton funds. As part of the restructuring, as to each Fund, shareholders are being asked to vote on the following proposals (1) to approve a new management agreement with FTFA whereby FTFA will provide overall management and administrative services to the Fund; (2) to approve a new subadvisory agreement between FTFA and ClearBridge whereby ClearBridge will provide day-to-day portfolio management services to the Fund as a subadviser to the Fund; and (3) to approve a new cash management subadvisory agreement between FTFA and Western Asset whereby Western Asset will provide cash management services to the Fund with respect to those assets that are allocated to Western Asset. The overall services provided to each Fund and the parties providing those services will be substantially the same as is currently the case, with ClearBridge continuing to provide day-to-day portfolio management services, FTFA continuing to provide administrative services, and Western Asset continuing to provide cash management services. In addition, FTFA as overall manager of the Fund will provide overall supervision of the services provided by ClearBridge and Western Asset.

In addition to the restructuring of the management and administrative arrangements, FTFA has also proposed certain changes to the fundamental investment policies of the Funds in order to align them with other Legg Mason and Franklin Templeton funds. These changes are not intended to change the investment

1 Prior to November 30, 2023, FTFA was known as Legg Mason Partners Fund Advisor, LLC.

objective or investment strategies of the Funds. Lastly, shareholders are being asked to authorize the Funds to rely on a “Manager of Managers” exemptive order, which would allow the Funds’ manager to appoint affiliated and unaffiliated subadvisers to provide subadvisory services to the Funds, without a shareholder vote, but subject to the approval of the Funds’ Board of Trustees (the “Board”). Although the Funds have no present intention to rely on the exemptive order, having the ability to do so would provide more flexibility to hire and terminate subadvisers without the delay and expenses of obtaining further shareholder approval.

The Board recommends that you vote “FOR” each of the proposals with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by February 29, 2024.

If you have any questions about the proposals to be voted on, please call EQ Fund Solutions, LLC at (800) 581-3783.

Sincerely,

Jane E. Trust
President of the Funds

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of these materials.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of the special meeting of shareholders of ClearBridge Value Trust and ClearBridge Small Cap Fund (each a “Fund,” and together the “Funds”). The booklet also contains a joint proxy statement describing the matters to be considered at your Fund’s shareholder meeting. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or both of the Funds as of the record date referenced below. As such a shareholder, you have the right to vote on the proposals concerning your investment. (For purposes of this summary, the term “Fund” refers to each Fund in which you own shares.)

Q.	Who is asking for my vote?

A.

The Funds’ Board of Trustees (the “Board”) is asking you to vote at the meeting on the proposals applicable to your Fund. Your Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the interest of your Fund’s shareholders.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with Franklin Templeton Fund Adviser, LLC (“FTFA”)[1].

•	Approve a new subadvisory agreement for your Fund between FTFA and ClearBridge Investments, LLC.

•	Approve a new subadvisory agreement for your Fund between FTFA and Western Asset Management Company, LLC.

•	Amend the fundamental policies of your Fund.

•	Authorize your Fund to rely on a Manager of Managers order.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Funds’ Board recommends that you vote FOR each proposal affecting your Fund.

1 Prior to November 30, 2023, FTFA was known as Legg Mason Partners Fund Advisor, LLC.

i

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

You are being asked to approve new investment management and new subadvisory agreements for your Fund in order to align the Funds’ investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds. Shareholders of each Fund are being asked to vote on the following proposals (1) to approve a new management agreement with FTFA whereby FTFA will provide overall management and administrative services to the Fund; (2) to approve a new subadvisory agreement between FTFA and ClearBridge whereby ClearBridge will provide day-to-day portfolio management services to the Fund as a subadviser to the Fund; and (3) to approve a new subadvisory agreement between FTFA and Western Asset whereby Western Asset will provide cash management services to the Fund with respect to those assets that are allocated to Western Asset. Under the new management agreement, the management fee rate payable by each Fund will be the same as (and, at higher asset levels for ClearBridge Value Trust, lower than) the Fund’s current management fee rate, with some adjustments to expense reimbursements (as discussed below). As to each Fund, any subadvisory fee payable to ClearBridge or Western Asset will be paid by FTFA out of the overall management fee it receives from the Fund, and not by the Fund. The overall services provided to each Fund and the parties providing those services will be substantially the same as is currently the case, with ClearBridge continuing to provide day-to-day portfolio management services, FTFA continuing to provide administrative services, and Western Asset continuing to provide cash management services. In addition, FTFA as overall manager of the Fund will provide overall supervision of the services provided by ClearBridge and Western Asset. Aligning the Funds’ management and subadvisory agreements with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses, and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.

The material terms of the new management agreement with FTFA are similar to the terms of the current management agreement between each Fund and ClearBridge. Under the new management agreement, FTFA will continue to be responsible for certain administrative services that it previously provided as sub-administrator. ClearBridge will provide day-to-day portfolio management services for each Fund pursuant to a new subadvisory agreement with FTFA. In addition, Western Asset will provide cash management services for those assets allocated to Western Asset pursuant to a new subadvisory agreement with FTFA that is substantially similar to the current subadvisory agreement between Western Asset and ClearBridge.

Q.	Will my Fund’s management fees go up?

A.

Under the new management and administrative arrangements, the management fee rate payable by each Fund will be the same (and, at higher asset levels for ClearBridge Value Trust, lower) than the Fund’s current management fee rate. As discussed in Proposal 1 below, aligning each Fund’s management agreement with the form of management agreement used by other funds overseen by the Board will result in the removal of the manager’s obligation under the current management agreement to reimburse certain expenses incurred by the Funds. FTFA proposes separately to contractually agree to expense caps that are intended to compensate for that change for a transition period of two years. However, if FTFA does not extend the expense caps beyond the two-year transition period, it is possible that the expenses of your Fund could go up over time.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or in your Fund’s investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders do not approve a new management agreement or a new subadvisory agreement for your Fund, ClearBridge will continue to serve as the Fund’s manager under the current management agreement, Western Asset will continue to serve as a subadviser to the Fund under its current subadvisory agreement with ClearBridge, and FTFA will continue to serve as the Fund’s sub-administrator under its current sub-administration agreement with ClearBridge. Even if shareholders approve a new subadvisory agreement with ClearBridge or Western Asset with respect to your Fund, the new agreements will only take effect with respect to your Fund if shareholders approve the new management agreement. Similarly, even if shareholders approve the new management agreement with respect to your Fund, the new management agreement will only take effect with respect to your Fund if shareholders approve the new subadvisory agreement with ClearBridge for your Fund. If shareholders do not approve the new Subadvisory Agreement with Western Asset, but approve the new management agreement with FTFA and the new subadvisory agreement with ClearBridge, the current Western Asset subadvisory agreement will be terminated, and Western Asset will not provide cash management services to the Funds.

Q.	Why am I being asked to vote on amendments to my Fund’s fundamental policies?

A.

In addition to the restructuring of the management and administrative arrangements, FTFA has also proposed certain changes to the fundamental investment policies of the Funds in order to align them with other funds in the Legg Mason Funds complex. These changes are not intended to change the investment objective or investment strategies of the Funds.

Q.	What happens if a new fundamental policy is not approved for my Fund?

A.	If shareholders do not approve a new fundamental policy for your Fund, the Fund will continue to operate under the fundamental policy currently in effect.

Q.	Why am I being asked to authorize my Fund to rely on the Manager of Managers order?

A.

Shareholders are being asked to authorize the Fund to rely on a “Manager of Managers” exemptive order, which would allow the Fund’s manager to appoint affiliated and unaffiliated subadvisers to provide subadvisory services to the Fund, without a shareholder vote, but subject to the approval of the Board. Although the Funds have no present intention to rely on the exemptive order, having the ability to do so would provide more flexibility to hire and terminate subadvisers without requiring the Fund to incur the expenses associated with the process of soliciting proxies from shareholders.

Q.	What happens if authorization to rely on the Manager of Managers order is not approved for my Fund?

A.

If shareholders do not approve your Fund’s authority to rely on the Manager of Managers order, the Fund will continue to operate under the requirement that typically requires a shareholder vote before a new subadviser approved by the Board can provide subadvisory services to the Fund.

Q.	Is my Fund paying for this joint proxy statement?

A.

No. All costs of the joint proxy statement and the shareholder meeting, including proxy solicitation costs, legal fees and the costs of printing and mailing the joint proxy statement, will be borne by FTFA or an affiliate.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. The Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting: Vote your shares at the meeting scheduled to be held on March 1, 2024 at 10:00 a.m. (Eastern time). Please see the Question and Answer below regarding the location of the meeting.

Q.	When and where is the meeting scheduled to be held?

A.

We intend to hold your Fund’s meeting at the offices of Franklin Resources at 280 Park Avenue, New York, New York 10017 on March 1, 2024 at 10:00 a.m. (Eastern time). If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.franklintempleton.com/mutualfunds). We encourage you to check the website prior to the meeting if you plan to attend the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Q.	Why might I receive more than one proxy card?

A.

If you own shares in both Funds on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or about how to go about voting, please call EQ Fund Solutions, LLC at (800) 581-3783.

It is important that you vote promptly. This will help save the costs of further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by February 29, 2024.

v

CLEARBRIDGE VALUE TRUST

CLEARBRIDGE SMALL CAP FUND

100 International Drive

Baltimore, Maryland 21202

December 27, 2023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS –

To Be Held March 1, 2024

A special meeting of the shareholders of each of ClearBridge Value Trust and ClearBridge Small Cap Fund (each, a “Fund”) (each, a “Meeting”) will be held at 280 Park Avenue, New York, New York 10017 on March 1, 2024, at 10:00 a.m. (Eastern time), to consider and vote on the following proposals with respect to the Fund, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Franklin Templeton Fund Adviser, LLC.

PROPOSAL 2.	To approve a new subadvisory agreement with ClearBridge Investments, LLC.

PROPOSAL 3.	To approve a new subadvisory agreement with Western Asset Management Company, LLC.

PROPOSAL 4.	To amend the fundamental policies of the Fund:

PROPOSAL 4-A: Amend the fundamental policy relating to borrowing money.
PROPOSAL 4-B: Amend the fundamental policy relating to underwriting.
PROPOSAL 4-C: Amend the fundamental policy relating to lending.
PROPOSAL 4-D: Amend the fundamental policy relating to issuing senior securities.
PROPOSAL 4-E: Amend the fundamental policy relating to real estate.
PROPOSAL 4-F: Amend the fundamental policy relating to commodities.
PROPOSAL 4-G: Amend the fundamental policy relating to concentration.

PROPOSAL 5.	To authorize the Fund to rely on a Manager of Managers order.

The Funds’ Board of Trustees recommends that you vote “FOR” all proposals for your Fund. Shareholders of record at the close of business on December 8, 2023 are entitled to vote at the Meeting for your Fund and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETINGS TO BE HELD ON MARCH 1, 2024: The joint proxy statement and your form of proxy card are available at https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf.

If you own shares in both Funds as of December 8, 2023, you will receive two proxy cards. Please be certain to sign, date and return each proxy card you receive or vote by telephone or Internet for each proxy card you receive.

By order of the Board of Trustees,

Marc A. De Oliveira
Secretary and Chief Legal Officer December 27, 2023

CLEARBRIDGE VALUE TRUST

CLEARBRIDGE SMALL CAP FUND

100 International Drive

Baltimore, Maryland 21202

December 27, 2023

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each Board member, a “Trustee”) of each of ClearBridge Value Trust and ClearBridge Small Cap Fund (each, a “Fund”) of proxies to be voted at a special meeting of shareholders of each Fund to be held on March 1, 2024 at 280 Park Avenue, New York, New York 10017 (each, a “Meeting”) and at any and all adjournments or postponements thereof. The Meetings will be held at 10:00 a.m. (Eastern time). The Meetings will be held for the purposes set forth in the accompanying Notice of the Meetings.

The Board has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed to shareholders of the Funds on or about December 29, 2023.

Each Fund is organized as a series of Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “Trust”). The Trust is registered as an investment company.

Shareholders of record of a Fund at the close of business on December 8, 2023 (the “Record Date”) are entitled to vote at the Meeting relating to that Fund.

Shareholders of a Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. Shareholders of each Fund will vote as a single class on the proposals relating to their Fund. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meeting.

The number of shares of the ClearBridge Value Trust outstanding on December 8, 2023 is 19,880,898.01 and the total net assets of the Fund as of such date are $2,019,055,932.65. The number of shares of the ClearBridge Small Cap Fund outstanding on December 8, 2023 is 17,073,499.111 and the total net assets of the Fund as of such date are $808,530,232.78.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in both Funds, you will receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meetings. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is October 31. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030 or by calling toll free at 877-6LM-FUND/656-3863. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. The holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent (30%) of the voting power of a Fund shall constitute a quorum for that Fund. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote shall be counted. For each Fund, a quorum consists of 30% of the voting power of the shares of the Fund on the Record Date, based on each dollar of net asset value of the Fund represented by such shares.

For each Fund, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to each Proposal, whether or not there is a quorum of the shareholders for the Trust as a whole.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at a Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals. All of the proposals are non-routine proposals.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Franklin Templeton and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of each Proposal. Unless otherwise provided in client guidelines, Franklin Templeton and its affiliates generally intend to vote Fund shares owned in a client account over which Franklin Templeton or an affiliate has discretionary authority in favor of each Proposal. If Franklin Templeton’s ownership, or the ownership of a client account over which Franklin Templeton has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, Franklin Templeton’s vote will ensure that the proposals for the Fund will be approved. Please see Appendix I for information regarding persons, including Franklin Templeton and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of each Fund.

Each proposal:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal for a Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions would effectively be treated as votes “AGAINST” all Proposals.

Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on the Proposals. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Although not expected, if any broker non-votes are received, they would be treated the same as abstentions and would effectively be counted as votes “AGAINST” all Proposals.

Adjournments and Postponements

The Meeting with respect to a Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.franklintempleton.com/mutualfunds). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders. In the event of any inconsistency between this joint proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON FUND ADVISER, LLC

At the Meeting, you will be asked to approve a new management agreement between your Fund and Franklin Templeton Fund Adviser, LLC (“FTFA”)1 (a “New Management Agreement”).

Introduction

ClearBridge Investments, LLC (“ClearBridge”) currently serves as manager to each Fund under an investment advisory and management agreement between your Fund and ClearBridge (each, a “Current Management Agreement”). FTFA currently serves as the sub-administrator to each Fund under an administration agreement between FTFA and ClearBridge (the “Administration Agreement”). Under these arrangements, ClearBridge provides day-to-day portfolio management services to each Fund and FTFA provides administration services to each Fund. Each Fund pays a management fee to ClearBridge for such services, and FTFA receives a sub-administration fee from ClearBridge, and not the Fund.

Under the New Management Agreement, (1) FTFA would supervise each Fund’s investments and continue to provide administration services that are substantially similar to the services it currently provides as sub-administrator, and (2) subject to shareholder approval as described in Proposal 2, FTFA and ClearBridge would enter into a subadvisory agreement under which ClearBridge would continue to provide day-to-day portfolio management services to each Fund. There would be no changes to the portfolio management services that are currently provided to your Fund under the New Management Agreement and the subadvisory agreement with ClearBridge. In particular, the ClearBridge portfolio managers who currently provide portfolio management services to your Fund under the Current Management Agreement would continue to provide such services to your Fund under the New Management Agreement and the subadvisory agreement with ClearBridge.

There will be no increase in the management fee rate paid by your Fund as a result of the New Management Agreement. There will be some adjustments to expense reimbursements, as discussed below. The new management and subadvisory arrangements are not expected to result in any diminution in the nature, extent, or quality of the management and administrative services provided to your Fund.

Under the New Management Agreement, the management fee payable by your Fund would be payable to FTFA, whereas under the Current Management Agreement the management fee is payable to ClearBridge. FTFA and ClearBridge are affiliated companies that are both indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

1 Prior to November 30, 2023, FTFA was known as Legg Mason Partners Fund Advisor, LLC.

As discussed below, the Current Management Agreement contains a provision that requires ClearBridge to reimburse certain expenses incurred by the Funds that is not included in the New Management Agreement. If shareholders approve the New Management Agreement for a Fund, FTFA has agreed to enter into separate contractual expense caps that are intended to compensate for that change for a transition period of two years. However, if FTFA does not extend the expense caps beyond the two year transition period, it is possible that the expenses of your Fund could go up over time, as indicated in the expense example under “Expenses under the New Management Agreement” below.

Shareholders are being asked to approve the New Management Agreement for their Fund in order to align the Fund’s investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds. Aligning the Funds’ investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

If shareholders do not approve the New Management Agreement with respect to your Fund, ClearBridge will continue to serve as the Fund’s manager under the Current Management Agreement, and FTFA will continue to serve as the Fund’s sub-administrator under the Administration Agreement. In addition, even if shareholders approve the New Management Agreement with respect to your Fund, the New Management Agreement will not take effect with respect to your Fund unless shareholders also approve a new subadvisory agreement with ClearBridge (Proposal 2) with respect to your Fund.

ClearBridge Small Cap Fund’s and ClearBridge Value Trust’s Current Management Agreements were last submitted to a vote of shareholders of the Fund on July 14, 2020 and July 29, 2020, respectively, in connection with the acquisition of the immediate parent of FTFA and ClearBridge by Franklin Resources. The Board last approved the continuation of the Current Management Agreement for each Fund on May 4, 2023.

Comparison of New Management Agreement with Current Management Agreement

Set forth below is a general description of the New Management Agreement and a comparison of its terms to the terms of the Current Management Agreement. A more detailed comparison of the terms of the New Management Agreement and the Current Management Agreement is set forth in Appendix A. The complete form of New Management Agreement is included in Appendix B. Each of the Current Management Agreement and the New Management Agreement are contracts made between the Fund and its manager (the “Manager”). Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, these contractual arrangements.

Compensation. Under the New Management Agreement, the management fee payable by your Fund would be payable to FTFA, whereas under the Current Management Agreement the management fee is payable to ClearBridge. Under the Current Management Agreement, ClearBridge, and not the Fund, pays a sub-administration fee to FTFA. Under the New Management Agreement, FTFA, and not the Fund, would pay a subadvisory fee to ClearBridge. However, FTFA and ClearBridge are affiliated companies that are both indirect, wholly-owned subsidiaries of Franklin Resources. Furthermore, there will be no change to the management fee rate payable by either Fund at current asset levels under the New Management Agreement. For ClearBridge Value Trust, the management fee payable at higher asset levels under the New Management Agreement would be lower than the management fee rate payable by the Fund under the Current Management Agreement.

The New Management Agreement provides that as compensation for the services performed, the facilities furnished and the expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth in the agreement (described below). The New Management Agreement further provides that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee shall be reduced by the aggregate management fees allocated to the Fund for the Fund’s then-current fiscal year from such other registered investment company. The Current Management Agreements contain similar provisions, except that the Current Management Agreements do not contemplate a reduction in the fee on the basis of the Fund’s investment in other registered investment companies advised or managed by the Manager or an affiliate of the Manager.

In addition, the Current Management Agreements provide that amounts payable to the Manager shall be reduced by the amount borne by the Fund for all auditing and accounting expenses and for the fees (but not the expenses) of the Fund’s independent trustees. The New Management Agreements do not contain such a reimbursement provision. For each Fund, if the New Management Agreement is approved by shareholders, FTFA has agreed for a period of at least two years to waive its management fee and/or reimburse Fund expenses at a level intended to offset the removal of the current reimbursement provision (such reimbursement amount was 0.01% for each Fund for the fiscal year ended October 31, 2023). For ClearBridge Small Cap Fund, FTFA will enter into a new contractual expense limitation agreement for Class C, Class R, Class I and Class IS (with the current expense limitations for Class A and Class FI remaining the same). For ClearBridge Value Trust, the current contractual expense limitation will be lowered for Class A,

Class C, Class FI, Class R and Class I (with the current expense limitation agreement for Class IS remaining the same). (See the comparison of Current and Proposed Fees and Expenses below.)

ClearBridge Small Cap Fund. The management fee rate payable by ClearBridge Small Cap Fund under the New Management Agreement would be the same as the management fee rate payable by the Fund under the Current Management Agreement at all asset levels. Under both the Current Management Agreement and the New Management Agreement, ClearBridge Small Cap Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $1 billion of average net assets, 0.68% of the next $1 billion of average net assets, 0.65% of the next $3 billion of average net assets, 0.62% of the next $5 billion of average net assets and 0.59% of average net assets over $10 billion.

ClearBridge Value Trust. The management fee rate payable by ClearBridge Value Trust under the New Management Agreement would be the same as the management fee rate payable by the Fund under the Current Management Agreement at current asset levels. The management fee payable under the New Management Agreement would be lower than the management fee rate payable by the Fund under the Current Management Agreement at asset levels above $2.5 billion.

Under both the Current Management Agreement and the New Management Agreement, ClearBridge Value Trust pays a management fee at an annual rate that decreases as assets increase, as follows:

Fee Rate Under Current Management Agreement	Fee Rate Under New Management Agreement
0.70% of the first $1 billion of average net assets,	0.70% of the first $1 billion of average net assets,
0.68% of the next $1 billion of average net assets,	0.68% of the next $1 billion of average net assets,
0.65% of the next $3 billion of average net assets,	0.65% of the next $500 million of average net assets,
0.60% of the next $5 billion of average net assets and	0.60% of the next $1 billion of average net assets and
0.55% of average net assets over $10 billion.	0.50% of average net assets over $3.5 billion.

Information about the aggregate fees paid to ClearBridge by each Fund during the last fiscal year under the Current Management Agreement can be found in Appendix C.

Comparison of Current and Proposed Fees and Expenses

Set forth below is a comparison, based on average net assets as of October 31, 2023, of each Fund’s fees and expenses under the Current Management Agreement and the Fund’s fees and expenses under the New Management Agreement.

CLEARBRIDGE SMALL CAP FUND

Shareholder fees
(fees paid directly from your investment)
	Class A		Class C		Class FI
	Current Fees	Proposed Fees	Current Fees	Proposed Fees	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50[1,2]	5.50[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	1.00	None	None
Small account fee[5]	$15	$15	$15	$15	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class FI
	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	1.00	0.25	0.25
Other expenses	0.15	0.15	0.16	0.16	0.26	0.26
Total annual fund operating expenses	1.10	1.10	1.86	1.86	1.21	1.21
Fees waived and/or expenses reimbursed	(0.03)[6,7]	(0.03)[8]	(0.01)[7]	(0.01)[8]	(0.14)[6,7]	(0.14)[8]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.07	1.07	1.85	1.85	1.07	1.07

Shareholder fees
(fees paid directly from your investment)
	Class R		Class I		Class IS
	Current Fees	Proposed Fees	Current Fees	Proposed Fees	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None	None	None	None
Small account fee	None	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class R		Class I		Class IS
	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees	0.50	0.50	None	None	None	None
Other expenses	0.26	0.26	0.17	0.17	0.05	0.05
Total annual fund operating expenses	1.46	1.46	0.87	0.87	0.75	0.75
Fees waived and/or expenses reimbursed	(0.01)[7]	(0.01)[8]	(0.01)[6,7]	(0.01)[8]	(0.01)[6,7]	(0.01)[8]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.45	1.45	0.86	0.86	0.74	0.74

[1]

The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors, LLC (“Franklin Distributors”) is the broker-dealer of record (“Distributor Accounts”).

[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

ClearBridge has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.07% for Class A shares and Class FI shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, ClearBridge has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[7]

Pursuant to the Current Management Agreement, ClearBridge reimburses expenses of the fund for auditing fees and compensation of the fund’s independent trustees. These expense reimbursements are not subject to recapture by ClearBridge and shall continue so long as the management agreement is in effect. For the fiscal year ended October 31, 2023, these reimbursements totaled 0.01% for Class A, Class C, Class FI, Class R, Class I and Class IS. As discussed above, the New Management Agreement does not contain such an expense reimbursement provision; however, the removal of this reimbursement is intended to be offset by FTFA under the expense limitation arrangements discussed in footnote 8.

[8]

If shareholders approve the New Management Agreement, FTFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.07% for Class A shares, 1.85% for Class C shares, 1.07% for Class FI shares, 1.45% for Class R shares, 0.86% for Class I shares and 0.74% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will FTFA recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses under Current Management Agreement

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	653	875	1,115	1,802
Class C (with redemption at end of period)	288	582	1,001	1,969
Class C (without redemption at end of period)	188	582	1,001	1,969
Class FI (with or without redemption at end of period)	109	368	647	1,443
Class R (with or without redemption at end of period)	148	459	793	1,736
Class I (with or without redemption at end of period)	88	274	476	1,060
Class IS (with or without redemption at end of period)	76	237	412	919

Expenses under New Management Agreement

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	653	877	1,120	1,814
Class C (with redemption at end of period)	288	584	1,005	1,981
Class C (without redemption at end of period)	188	584	1,005	1,981
Class FI (with or without redemption at end of period)	109	370	651	1,453
Class R (with or without redemption at end of period)	148	461	797	1,746
Class I (with or without redemption at end of period)	88	276	480	1,071
Class IS (with or without redemption at end of period)	76	239	416	929

CLEARBRIDGE VALUE TRUST

Shareholder fees

(fees paid directly from your investment)

	Class A		Class C		Class FI

	Current Fees	Proposed Fees	Current Fees	Proposed Fees	Current Fees	Proposed Fees

Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50[1,2]	5.50[1,2]	None	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	0.95	0.95	None	None

Small account fee[5]	$15	$15	$15	$15	None	None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class FI

	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses

Management fees	0.69	0.69	0.69	0.69	0.69	0.69

Distribution and/or service (12b-1) fees	0.25	0.25	0.95	0.95	0.25	0.25

Other expenses	0.08	0.08	0.11	0.11	0.21[6]	0.21[6]

Total annual fund operating expenses	1.02	1.02	1.75	1.75	1.15	1.15

Fees waived and/or expenses reimbursed	(0.01)[7,8]	(0.01)[9]	(0.01)[7,8]	(0.01)[9]	(0.01)[7,8]	(0.01)[9]

Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.01	1.01	1.74	1.74	1.14	1.14

Shareholder fees

(fees paid directly from your investment)

	Class R		Class I		Class IS

	Current Fees	Proposed Fees	Current Fees	Proposed Fees	Current Fees	Proposed Fees

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None	None	None	None

Small account fee	None	None	None	None	None	None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	Class R		Class I		Class IS

	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses	Current Expenses	Proposed Expenses

Management fees	0.69	0.69	0.69	0.69	0.69	0.69

Distribution and/or service (12b-1) fees	0.50	0.50	None	None	None	None

Other expenses	0.21[6]	0.21[6]	0.11	0.11	0.04	0.04

Total annual fund operating expenses	1.40	1.40	0.80	0.80	0.73	0.73

Fees waived and/or expenses reimbursed	(0.01)[7,8]	(0.01)[9]	(0.01)[7,8]	(0.01)[9]	(0.03)[7,8]	(0.03)[9]

Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.39	1.39	0.79	0.79	0.70	0.70

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).

[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

Other expenses for Class FI shares and Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended October 31, 2023, amounts recaptured totaled 0.02% for Class FI shares and 0.02% for Class R shares.

[7]

ClearBridge has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, ClearBridge has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]

Pursuant to the Current Management Agreement, ClearBridge reimburses expenses of the fund for auditing fees and compensation of the fund’s independent trustees. These expense reimbursements are not subject to recapture by ClearBridge and shall continue so long as the management agreement is in effect. For the fiscal year ended October 31, 2023, these reimbursements totaled 0.01% for Class A, Class C, Class FI, Class R, Class I and Class IS. As discussed above, the New Management Agreement does not contain such an expense reimbursement provision; however, the removal of this reimbursement is intended to be offset by FTFA under the expense limitation arrangements discussed in footnote 9.

[9]

If shareholders approve the New Management Agreement, FTFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.74% for Class C shares, 1.14% for Class FI shares, 1.39% for Class R shares, 0.79% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses under Current Management Agreement

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	647	853	1,076	1,716
Class C (with redemption at end of period)	272	549	945	1,859
Class C (without redemption at end of period)	177	549	945	1,859
Class FI (with or without redemption at end of period)	116	362	627	1,384
Class R (with or without redemption at end of period)	142	441	761	1,669
Class I (with or without redemption at end of period)	81	253	439	978
Class IS (with or without redemption at end of period)	72	229	399	894

Expenses under New Management Agreement

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	647	855	1,081	1,728
Class C (with redemption at end of period)	272	551	949	1,869
Class C (without redemption at end of period)	177	551	949	1,869
Class FI (with or without redemption at end of period)	116	364	631	1,397
Class R (with or without redemption at end of period)	142	443	765	1,679
Class I (with or without redemption at end of period)	81	255	443	989
Class IS (with or without redemption at end of period)	72	231	404	905

Both Funds:

Investment Management Services. The New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager shall regularly provide the Fund with investment research, advice, management and supervision, shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, shall determine what securities and other investments to purchase, retain, sell or exchange on behalf of the Fund, and shall implement those decisions in a manner that is consistent with the Trust’s governing documents, the 1940 Act and other applicable laws, rules and regulations and any other specific policies adopted by the Board. The Current Management Agreements contain similar provisions.

The New Management Agreement further provides that the Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The New Management Agreement states that the Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions. The Current Management Agreement for ClearBridge Small Cap Fund includes similar provisions relating to execution of brokerage transactions and the selection of brokers who also provide brokerage and research services as described in this paragraph. The Current Management Agreement for ClearBridge Value Trust does not explicitly address this matter.

The New Management Agreement also provides that the Manager will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreements contain similar provisions, except that the provisions in the Current Management Agreements do not explicitly address the exercise by the Manager of voting rights, rights to consent to corporate action or other rights pertaining to the Fund’s portfolio securities. While the services with respect to voting rights, rights to consent to corporate action or other rights pertaining to the Fund’s portfolio securities are not expected to change under the New Management Agreement, the provisions of the New Management Agreement provide greater detail and clarity to the Fund regarding the specific nature of those services.

The New Management Agreement further provides that, subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s service providers, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Current Management Agreements do not include similar provisions. The New Management Agreement further provides that, subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or sub-administrators any or all of its duties under the New Management Agreement, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or sub-administrator and further provided that such contracts impose on any investment subadviser or sub-administrator bound thereby all the conditions to which the Manager is subject under the New Management Agreement and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Current Management Agreements contain similar provisions.

The New Management Agreement further provides that the Manager (i) at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund and (ii) shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected. The Current Management Agreements contain similar provisions.

Expenses. The New Management Agreement requires the Manager to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities under the agreement. Except for these expenses and as otherwise specifically indicated in the New Management Agreement, the Manager is not responsible for the Fund’s expenses. The Current Management Agreements contain similar provisions.

Conflicts of Interest. The New Management Agreement contains several provisions that address potential conflicts of interest that may arise in an investment advisory relationship. The New Management Agreement specifically provides that personnel of the Manager, even if serving the Fund as a Trustee, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Manager may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Management Agreements contain similar provisions.

The New Management Agreement provides that the Manager may not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Manager purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The Current Management Agreements do not contain similar provisions.

The New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Board from time to time. The Current Management Agreements do not address the allocation of investment opportunities by the Manager.

Limitation of Liability. Under the New Management Agreement, the Manager assumes responsibility only to render the services contemplated by the agreement in good faith. The Manager is not protected against any liability to the Fund arising from the Manager’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Current Management Agreements contain similar provisions.

Additionally, the New Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The Current Management Agreements do not expressly address these scenarios.

The Current Management Agreements state that the Manager shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser. The New Management Agreement does not contain a similar provision.

Duration and Termination. If the New Management Agreement is approved, it will continue in effect until the second anniversary of the date of effectiveness, unless sooner terminated as provided in the agreement. Thereafter, if not terminated, the New Management Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Current Management Agreements contain similar provisions. The New Management Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. The New Management Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager. The Current Management Agreements contain similar provisions, except that (i) the Board, a majority of the outstanding voting securities of the Fund or the Adviser may not terminate either Current Management Agreement on less than 60 days’ notice and (ii) the Current Management Agreement for ClearBridge Small Cap Fund provides that the agreement shall terminate immediately and automatically upon its assignment, whether by the Adviser or the Fund, and does not contemplate assignment by the Fund with the Adviser’s consent.

Board Evaluation

At a meeting held on November 1-2, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Funds or FTFA, ClearBridge or Western Asset (the “Independent Trustees”), considered each New Management Agreement and New Subadvisory Agreement. (The New Management Agreement and the New Subadvisory Agreements for each Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement and the Current Subadvisory Agreement for each Fund are referred to, collectively, as the “Current Agreements,” and FTFA, ClearBridge and Western Asset are referred to, collectively, as the “Advisers.”)

At the Board meeting, representatives of the Advisers made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

Among other things, the Board considered:

(i) the fact that the management fee rates payable by each Fund will not increase by virtue of the New Agreements, but will remain the same (or will be lower, at higher asset levels, for ClearBridge Value Trust), and that the removal of the Manager’s obligation to reimburse certain expenses under the Current Management Agreements would be offset by contractual expense caps that FTFA has agreed to keep in place for at least two years;

(ii) the Advisers’ representation that, under the proposed arrangement, there will be no diminution in the nature, quality and extent of services provided to the Fund under the revised structure with FTFA as manager, and ClearBridge and Western Asset as subadvisers;

(iii) that ClearBridge will continue to provide day-to-day portfolio management services to each Fund, albeit in the capacity of subadviser rather than manager, and that the same portfolio managers will continue to provide services to the Funds under the new subadvisory arrangement;

(iv) the terms and conditions of the New Agreements, including a comparison of the form of each New Agreement to the form of its corresponding Current Agreement, as applicable;

(v) that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Trustees in the exercise of their business judgment during those years, and that within the past year the Board has performed a full review of and approved the Current Agreements as required by the 1940 Act, having determined in the exercise of the Board’s business judgment that each of ClearBridge and Western Asset had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, including that the fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels (the date of each Board’s most recent full annual review of the Current Agreements was May 3-4, 2023);

(vi) the fact that the Trustees are familiar with the investment management services of FTFA, and have multiple years of experience with respect to FTFA’s capabilities, resources and personnel for other funds within the Trust that have appointed FTFA as manager;

(vii) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements;

(viii) that aligning the New Agreements with those of other funds overseen by the Board would help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required; and

(ix) that aligning the New Agreements with those of other funds overseen by the Board with respect to the bearing of expenses will help streamline the expense management and oversight process and thereby reduce the potential for errors in calculating fees and expenses associated with differing arrangements.

Certain of these considerations are discussed in more detail below.

In connection with their evaluation of the terms and conditions of the New Agreements, the Board considered information received in connection with the most recent continuation of each Current Agreement, as well as the materials and presentations they received in connection with the New Agreements. The Trustees also noted that they had received information with respect to FTFA, ClearBridge and Western Asset at quarterly Board meetings. In approving the New Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the New Agreements. The Trustees evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the New Agreements, and their determinations were made separately in respect of each Fund.

The discussion below for each Fund addresses both the management and the administrative functions to be rendered by FTFA as the manager for the Fund pursuant to the New Management Agreement, as well as the advisory functions to be rendered by ClearBridge and Western Asset pursuant to the New Subadvisory Agreements for the Fund. The Independent Trustees considered the New Management Agreement and the New Subadvisory Agreements separately in the course of their review. In doing so, they considered the respective roles of the Manager and the subadvisers in providing services to the Fund.

The Independent Trustees were advised by separate independent legal counsel throughout the process. In connection with the most recent continuation of the Current Agreements, the Independent Trustees received a memorandum from legal counsel discussing the legal standards for their consideration of the New Agreements for each Fund. The Independent Trustees of each Fund reviewed the proposed approval of the New Agreements for each Fund with their independent legal counsel in private sessions at which no representatives of the Advisers or their affiliates were present.

Nature, extent and quality of the services under the New Agreements

The Board noted that FTFA currently provides sub-administrative services to the Funds, ClearBridge currently provides investment advisory services to the Funds (along with additional management and administrative services as manager), and that Western Asset currently provides cash management advisory services to the Funds. The Board considered that under the New Agreements, FTFA, ClearBridge and Western Asset would be providing the same investment advisory and administrative services that they currently provide to the Funds, but that under the New Agreements FTFA (rather than ClearBridge) would serve as manager of the Funds and ClearBridge would provide investment advisory services as a subadviser to the Funds. The Board noted that Western Asset would continue to provide cash management services as a subadviser to the Funds.

The Board acknowledged that they had previously received and considered information regarding the nature, extent and quality of services provided to each Fund by FTFA, ClearBridge and Western Asset under the Current Agreements, as well as information regarding the nature, extent and quality of services provided by FTFA as manager and ClearBridge and Western Asset as subadvisers to numerous other funds overseen by the Board. The Board’s evaluation of the services provided by the Advisers took into account the Trustees’ knowledge gained as Trustees of other funds in the Legg Mason Funds complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Advisers, and the quality of FTFA’s proposed administrative and other services. Among other things, the Board considered that the Advisers had advised the Board that the new management and subadvisory arrangements are not expected to result in any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance services, and that no changes to portfolio management personnel are contemplated in connection with the new management and subadvisory arrangements.

The Board observed that the scope of services provided by the Advisers, and of the undertakings required by the Advisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Advisers.

The Board also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Advisers and the team of investment professionals primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Advisers and the Advisers’ affiliates, the financial resources of Franklin Resources, the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Advisers under the Current Agreements, and the oversight provided by ClearBridge under the Current Agreements, and the proposed division of responsibilities among the Advisers under the New Agreements and the oversight to be provided by FTFA under the New Agreements. The Board considered the policies and practices of each Adviser regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board noted that they had previously received performance information for each Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board had been provided with a description of the methodology used to determine the similarity of the respective Fund with the funds included in the Performance Universe. In previous reviews, while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark and against the Fund’s peers. The Board took the information received throughout the year into account. In addition, the Board considered each Fund’s performance in light of overall financial market conditions.

The information comparing ClearBridge Small Cap Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as small-cap core funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5-and 10-year periods ended December 31, 2022 was below the median performance of the funds in the Performance Universe for the 1-, 3-and 5-year periods and approximately equivalent to the median performance of the funds in the Performance Universe for the 10-year period. The

Board noted the explanations from ClearBridge concerning the reasons for the Fund’s relative performance versus the peer group for various periods. The Board noted that the Fund’s performance was ahead of its benchmark and peer group for the year-to-date ended September 30, 2023.

The information comparing ClearBridge Value Trust’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as multi-cap value funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was below the median performance of the funds in the Performance Universe for the 1-year period and above the median performance of the funds in the Performance Universe for the 3-, 5- and 10-year periods and ranked in the first quintile of the funds in the Performance Universe for the 3-, 5- and 10- year periods. The Board noted the explanations from ClearBridge concerning the reasons for the Fund’s relative performance versus the peer group for various periods. The Board noted that the Fund’s performance was ahead of its benchmark and peer group for the year-to-date ended September 30, 2023.

Based on their review of the materials provided and the assurances they have received from FTFA and ClearBridge, the Board of Trustees determined that the nature and quality of services expected to be provided, including performance, under the New Agreements would be satisfactory and consistent with the terms of the New Agreements.

Management fees and expense ratios

The Board noted under the New Agreements, the Funds would receive the same investment advisory and administrative services that they currently receive under the Current Agreements, but that under the New Management Agreements FTFA, rather than ClearBridge, would serve as manager of the Funds. They noted that the management fee rates payable to FTFA under the New Management Agreements would be the same as the management fee rates payable to ClearBridge under the Current Agreements, except that for ClearBridge Value Trust the management fee rate would be lower under the New Management Agreement if the assets of the Fund exceed $2.5 billion. The Board also considered that the removal of the Manager’s obligation to reimburse certain expenses under the Current Management Agreements would be offset by contractual expense caps that FTFA has agreed to keep in place for at least two years.

The Board reviewed and considered the contractual management fee payable by each Fund to ClearBridge under its Current Management Agreement (the “Contractual Management Fee”) and the actual management fees previously paid by each Fund to ClearBridge after giving effect to breakpoints and waivers (the “Actual Management Fee”), in light of the nature, extent and quality of the services provided by the Advisers. The Board also considered that, under each New Management Agreement, the compensation paid to the subadvisers would be the responsibility and expense of FTFA, not the Fund.

The Board considered information previously provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee for each Fund under the Current Management Agreement, and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. In previous reviews, while the Board has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board noted that it had previously reviewed information regarding fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of each Fund, including, where applicable, institutional separate and commingled accounts, retail managed accounts and third-party sub-advised funds.

The Advisers had also reviewed with the Board the differences in services provided to these different types of accounts, including that each Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board noted that it had previously considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in the degree of entrepreneurial and other risks borne by the Advisers in managing each Fund and in managing other types of accounts.

The Board also considered the overall management fee, the fees of each subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board noted that it had also previously received an analysis of complex-wide management fees provided by FTFA, which, among other things, set out a framework of fees based on asset classes.

For ClearBridge Small Cap Fund, the Board previously received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee under the Current Management Agreement as well as its actual total expense ratio with those of a group of funds consisting of 18 small-cap core funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of small-cap core funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was below the median of management fees paid by the funds in the Expense Group and below the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was below the median of the total expense ratios of the funds in the Expense Group and below the median of the actual total expense ratios of the funds in the Expense Universe. The Board considered the limitation on the Fund’s expenses then in effect.

For ClearBridge Value Trust, the Board previously received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee under the Current Management Agreement as well as its actual total expense ratio with those of a group of funds consisting of 18 multi-cap value funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of multi-cap value funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was approximately equivalent to the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was above the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was approximately equivalent to the median of the total expense ratios of the funds in the Expense Group and approximately equivalent to the actual total expense ratios of the funds in the Expense Universe. The Board also considered the limitation on the Fund’s expenses then in effect.

As noted above, in considering the New Agreements, the Board considered that the management fee rates payable to FTFA under the New Management Agreements would be the same as the management fee rates payable to ClearBridge under the Current Agreements, except that for ClearBridge Value Trust the management fee rate would be lower under the New Management Agreement if the assets of the Fund exceed $2.5 billion. The Board also considered that the removal of the Manager’s obligation to reimburse certain expenses under the Current Management Agreements would be offset by contractual expense caps that FTFA has agreed to keep in place for at least two years.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for each Fund are reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability

The Board noted that it had previously received and considered an analysis of the profitability of FTFA, ClearBridge, Western Asset, and their affiliates in providing services to the Funds and other funds in Legg Mason Funds complex. The Board also previously received information with respect to the Legg Mason Funds complex as a whole. The Board previously received information with respect to the allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The Board noted the reconfiguration of certain responsibilities of the Advisers under the New Agreements, but recognized that the overall services that the Advisers would provide to the Funds under the New Agreements, and the fees payable by the Funds for those services, would not change at current asset levels. The profitability of the Advisers was considered by the Board to be not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board previously received information concerning whether the Advisers realize economies of scale as the respective Fund’s assets grow. The Board noted that under both the Current Management Agreement and the New Management Agreement, there were breakpoints in the management fee, reflecting the potential for reducing the blended rate of the management fee as the Fund grows. With respect to ClearBridge Value Trust, the Board also considered the changes to the fee breakpoints under the New Management Agreement, and that the management fee rate would be lower if the assets of the Fund exceed $2.5 billion. The Board considered whether the breakpoint fee structure was a reasonable means of sharing with Fund investors any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that ClearBridge Small Cap Fund had not reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board noted that ClearBridge Value Trust had reached the specified asset level at which a breakpoint to its management fee would be triggered. The Board determined that the management fee structure for each Fund, including breakpoints, was reasonable.

Other benefits to the Advisers

The Board considered other benefits received by the Advisers and their affiliates as a result of their relationship with the Funds, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Advisers as the transfer agent of each Fund.

In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Advisers to the Funds, the Board considered that the ancillary benefits that the Advisers and their affiliates receive were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, with respect to each Fund, the Board, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that, with respect to each

Fund, entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

Information about Franklin Resources, FTFA, ClearBridge, Western Asset and Other Affiliated Service Providers

Franklin Resources, Inc.

FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.37 trillion.

Advisers

FTFA provides certain administrative services to the Funds pursuant to a sub-administration agreement with ClearBridge. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. As of September 30, 2023, FTFA’s total assets under management were approximately $171.9 billion.

ClearBridge is the Funds’ investment manager and provides the day-to-day portfolio management of the Funds, except for any portion of a Fund’s cash and short-term instruments that is allocated to Western Asset for management. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of September 30, 2023, ClearBridge’s total assets under management (including assets under management for ClearBridge Investments Limited, an affiliate of ClearBridge) were approximately $155.2 billion, including $31.1 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset manages the portion of each Fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $365.2 billion.

Other Affiliated Service Providers

Franklin Distributors, 100 International Drive, Baltimore, Maryland 21202, a wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the sole and exclusive distributor of the Funds pursuant to a written agreement.

Additional Information about FTFA, ClearBridge, Western Asset and Other Affiliated Service Providers

The tables set forth in Appendix C show the aggregate fees paid to ClearBridge as the current manager of the Funds, as well as amounts paid to affiliates of ClearBridge during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to ClearBridge or any of its affiliates during that period. No Fund paid brokerage commissions to an affiliated broker during the Fund’s most recently completed fiscal year.

The names and principal occupations of the trustees and principal executive officers (or persons performing similar functions) of FTFA, ClearBridge and Western Asset are as set forth in Appendix D-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/subadviser is the same as that of the Manager/subadviser.

Each officer of the Funds, as well as Jane E. Trust, an interested Trustee of the Funds, is an employee of Franklin Resources or its affiliates as set forth in Appendix D-2. No Independent Trustee of a Fund owns any securities of or has any other material direct or indirect interest in, FTFA, ClearBridge, Western Asset, Franklin Resources or any of their respective affiliates.

FTFA, ClearBridge and Western Asset may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix E lists such other funds advised by FTFA, ClearBridge and Western Asset, the net assets of those funds, and the management fee rates payable by those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with FTFA must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH CLEARBRIDGE INVESTMENTS, LLC

At the Meeting, you will be asked to approve a new subadvisory agreement between FTFA and ClearBridge (the “ClearBridge Subadvisory Agreement”) with respect to your Fund.

Introduction

As noted in the discussion under Proposal 1 above, ClearBridge currently serves as the manager of each Fund. In connection with the proposed restructuring of each Fund’s management arrangements, it is proposed that, subject to shareholder approval of Proposal 1, FTFA would serve as manager of each Fund, and, subject to shareholder approval as described in this Proposal 2, FTFA and ClearBridge would enter into the ClearBridge Subadvisory Agreement under which ClearBridge would continue to provide day-to-day portfolio management services to each Fund. Under the New Management Agreement and the ClearBridge Subadvisory Agreement, there would be no changes to the portfolio management services that are currently provided to your Fund. In particular, the ClearBridge portfolio managers who currently provide portfolio management services to your Fund would continue to provide such services to your Fund under the ClearBridge Subadvisory Agreement.

The new management and subadvisory arrangements are not expected to result in any diminution in the nature, extent, or quality of the management and administrative services provided to your Fund. There will be no increase in management fees payable by the Fund as a result of the new ClearBridge Subadvisory Agreement for your Fund. FTFA, and not the Fund, would pay a subadvisory fee to ClearBridge under the ClearBridge Subadvisory Agreement.

As discussed in Proposal 1, shareholders are being asked to approve the ClearBridge Subadvisory Agreement for their Fund in order to align the Fund’s investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds.    Aligning the Funds’ investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

If shareholders do not approve the ClearBridge Subadvisory Agreement with respect to your Fund, ClearBridge will continue to serve as the Fund’s manager under the Current Management Agreement, and FTFA will continue to serve as the Fund’s sub-administrator under the Administration Agreement. In addition, even if shareholders approve the ClearBridge Subadvisory Agreement with respect to your

Fund, the ClearBridge Subadvisory Agreement will not take effect with respect to your Fund unless shareholders also approve the New Management Agreement (Proposal 1) with respect to your Fund.

Description of the New ClearBridge Subadvisory Agreement

Set forth below is a general description of the new ClearBridge Subadvisory Agreement. The complete form of ClearBridge Subadvisory Agreement is included in Appendix F. If approved by shareholders, the ClearBridge Subadvisory Agreement for each Fund would be entered into by FTFA and ClearBridge. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, these contractual arrangements.

Fees. Under the ClearBridge Subadvisory Agreement, FTFA will pay ClearBridge 70% of the management fee FTFA receives from a Fund, net of any waivers and expense reimbursements. The Fund would not compensate ClearBridge for its services under the ClearBridge Subadvisory Agreement.

Investment Subadvisory Services. The ClearBridge Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board of Trustees and FTFA, ClearBridge will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to ClearBridge by FTFA, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to ClearBridge.

Under the ClearBridge Subadvisory Agreement, ClearBridge is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict ClearBridge’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, ClearBridge may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which ClearBridge or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” ClearBridge is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if ClearBridge determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that ClearBridge and its affiliates have with respect to accounts over which they exercise investment discretion.

The ClearBridge Subadvisory Agreement further provides that ClearBridge will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with ClearBridge’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under the ClearBridge Subadvisory Agreement, ClearBridge agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. The ClearBridge Subadvisory Agreement requires ClearBridge to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the agreement. Except for these expenses, ClearBridge is not responsible for the Fund’s expenses. ClearBridge is required to bear all expenses in connection with the performance of its services under the agreement.

Potential Conflicts of Interest. Each Fund and FTFA and ClearBridge have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. The ClearBridge Subadvisory Agreement also contains provisions that address potential conflicts of interest. Among other things, this agreement provides that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of ClearBridge is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by ClearBridge. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with ClearBridge’s policies and procedures as presented to the Board from time to time. The ClearBridge Subadvisory Agreement specifically provides that ClearBridge may engage in any other business or render services of any kind.

The ClearBridge Subadvisory Agreement also permits ClearBridge to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as ClearBridge supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve ClearBridge of any of its obligations under the Agreement.

Limitation on Liability. Under the ClearBridge Subadvisory Agreement, ClearBridge is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds. ClearBridge is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of ClearBridge who may provide services to the Fund as contemplated by the subadvisory agreement. The ClearBridge Subadvisory Agreement also provides that ClearBridge assumes no responsibility other than to render the services called for by the agreement in good faith, and that ClearBridge is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders, the ClearBridge Subadvisory Agreement will go into effect promptly following approval for an initial two-year period. Thereafter, if not terminated, the ClearBridge Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons of any party to the ClearBridge Subadvisory Agreement, as required by the 1940 Act.

Termination. The ClearBridge Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, in each case on not more than 60 day’s nor less than 30 days’ written notice to ClearBridge, or by ClearBridge, upon not less than 90 days’ written notice to the Fund and the Manager. The Agreement may also be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act), and shall not be assignable by the Manager without the consent of ClearBridge as subadviser.

Board Evaluation

At the meeting held on November 1-2, 2023, at which the Board of your Fund considered approval of your Fund’s New Management Agreement, the Board of your Fund, including the Independent Trustees, also considered approval of the ClearBridge Subadvisory Agreement with respect to your Fund.

The Board’s considerations regarding the ClearBridge Subadvisory Agreement are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, the ClearBridge Subadvisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board recommends that you vote “FOR” this proposal.

PROPOSAL 3—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY, LLC

At the Meeting, you will be asked to approve a new subadvisory agreement between FTFA and Western Asset (the “New Western Asset Subadvisory Agreement”) with respect to your Fund.

Introduction

As noted in the discussion under Proposal 1 above, Western Asset currently serves as a subadviser to the Fund with responsibility for cash management services under the terms of a subadvisory agreement between ClearBridge and Western Asset (the “Current Western Asset Subadvisory Agreement”). In connection with the proposed restructuring of each Fund’s management arrangements, it is proposed that, subject to shareholder approval of Proposal 1, FTFA would serve as manager of each Fund, and, subject to shareholder approval as described in this Proposal 3, FTFA and Western Asset would enter into the New Western Asset Subadvisory Agreement under which Western Asset would continue to be responsible for cash management services for the Fund. Under the New Western Asset Subadvisory Agreement, there would be no changes to the cash management services that are currently provided to your Fund. In particular, the Western Asset portfolio managers who currently provide cash management services to your Fund would continue to provide such services to your Fund under the New Western Asset Subadvisory Agreement.

The new management and subadvisory arrangements are not expected to result in any diminution of the cash management and related services provided by Western Asset to your Fund. There will be no increase in management fees payable by the Fund as a result of the New Western Asset Subadvisory Agreement for your Fund. In particular, FTFA, and not the Fund, would pay a subadvisory fee to Western Asset under the New Western Asset Subadvisory Agreement.

As discussed in Proposal 1, shareholders are being asked to approve the New Western Asset Subadvisory Agreement for their Fund in order to align the Fund’s investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds. Aligning the Funds’ investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

The New Western Asset Subadvisory Agreement will not take effect with respect to your Fund unless: (a) shareholders approve the New Western Asset Subadvisory Agreement and (b) shareholders also approve the New Management Agreement

(Proposal 1) and the ClearBridge Subadvisory Agreement (Proposal 2) with respect to your Fund. If shareholders do not approve the New Western Asset Subadvisory Agreement with respect to your Fund and do not approve Proposals 1 and 2, Western Asset will continue to serve as a subadviser to the Fund with responsibility for cash management services under the Current Western Asset Subadvisory Agreement. If shareholders do not approve the New Western Asset Subadvisory Agreement, but approve Proposal 1 and 2, the Current Western Asset Subadvisory Agreement will be terminated, and Western Asset will not provide cash management services to the Funds.

Description of the New Western Asset Subadvisory Agreement

Set forth below is a general description of the New Western Asset Subadvisory Agreement and a comparison of its terms to those of the Current Western Asset Subadvisory Agreement. A more detailed comparison of the terms of the New Western Asset Subadvisory Agreement and the Current Western Asset Subadvisory Agreement is set forth in Appendix G. The complete form of New Western Asset Subadvisory Agreement is included in Appendix F. Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement are contracts made between the Fund’s manager and Western Asset. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, these contractual arrangements.

ClearBridge Small Cap Fund’s and ClearBridge Value Trust’s Current Western Asset Subadvisory Agreements were last submitted to a vote of shareholders of the Funds on July 14, 2020 and July 29, 2020, respectively, in connection with the acquisition of the immediate parent of Western Asset by Franklin Resources. The Board last approved the continuation of the Current Western Asset Subadvisory Agreement for each Fund on May 4, 2023.

Comparison of the Current Western Asset Subadvisory Agreement with the New Western Asset Subadvisory Agreement

Fees. There is no change in the fees payable to Western Asset for investment subadvisory services under the New Western Asset Subadvisory Agreement. Under each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement, Western Asset receives 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers and reimbursements. Under the Current Western Asset Subadvisory Agreement, ClearBridge, and not the Fund, pays such fee to Western Asset out of the fee ClearBridge receives from the Fund. Under the New Western Asset Subadvisory Agreement, FTFA, and not the Fund, would pay such fee to Western Asset out of the fee FTFA receives from the Fund.

Investment Subadvisory Services. Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement provides that, subject to the supervision of the Board and FTFA, Western Asset will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to Western Asset by FTFA, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to Western Asset.

Under each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement, Western Asset is authorized to place orders for investments with brokers, dealers and others selected by it, including brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Western Asset or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” Western Asset is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if Western Asset determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. In making such determination Western Asset shall consider all factors it deems relevant.

Each of the Current Western Asset Subadvisory Agreement and New Western Asset Subadvisory Agreement further provides that Western Asset will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with Western Asset’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and New Subadvisory Agreement, Western Asset agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement requires Western Asset to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, Western Asset is not responsible for the Fund’s expenses.

Potential Conflicts of Interest. Each Fund and FTFA and Western Asset have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Each of the Current Western Asset Subadvisory Agreements and the New Western Asset Subadvisory Agreements provide that transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by Western Asset. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with Western Asset’s policies and procedures as presented to the Board from time to time. Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement specifically provides that Western Asset may engage in any other business or render services of any kind.

Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement also permits Western Asset to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as Western Asset supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve Western Asset of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement, Western Asset is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. Western Asset is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of Western Asset who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Western Asset Subadvisory Agreement and New Western Asset Subadvisory Agreement also provide that Western Asset assumes no responsibility other than to render the services called for by the Agreement in good faith, and that Western Asset is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders, the New Western Asset Subadvisory Agreement will go into effect promptly following approval for an initial two-year period. Thereafter, if not terminated, the New Western Asset Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not interested persons of any party to the New Western Asset Subadvisory Agreement, as required by the 1940 Act. The Current Western Asset Subadvisory Agreement for

the Funds has similar provisions for its term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed for the Current Western Asset Subadvisory Agreement.

Termination. Each of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset, or by Western Asset, upon not less than 90 days’ written notice to the Fund and the Manager. Each New Western Asset Subadvisory Agreement may also be terminated upon the mutual written consent of the Manager and Western Asset. Each New Western Asset Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Board Evaluation

At the meeting held on November 1-2, 2023, at which the Board of your Fund considered approval of your Fund’s New Management Agreement, the Board of your Fund, including the Independent Trustees, also considered approval of the New Western Asset Subadvisory Agreement with respect to your Fund.

The Board’s considerations regarding the New Western Asset Subadvisory Agreement are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, the New Western Asset Subadvisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board recommends that you vote “FOR” this proposal.

PROPOSAL 4—TO AMEND THE FUNDAMENTAL POLICIES OF THE FUNDS

The Funds, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.”

The Board has reviewed each Fund’s current fundamental policies and has concluded that certain policies should be revised in order to align them with other Legg Mason and Franklin Templeton funds. A comparison of each Fund’s current fundamental policies with the fundamental policies that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Appendix H. At the Meeting, shareholders will be asked to approve the revised policies. These changes are not intended to change the investment objective or investment strategies of the Funds.

As mentioned above, the revised policies provide consistency and uniformity with other funds in the same fund complex. The revised fundamental policies are expected to facilitate the management of each Fund’s assets and to simplify the process of monitoring compliance with fundamental investment policies across the fund complex. Aligning the Funds’ fundamental policies with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

The revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. These changes are not intended to change the investment objective or investment strategies of the Funds. Although these changes are not intended to change the investment objective or investment strategies of the Funds, if the Funds engage in new investment practices in the future, the Funds may be subject to additional risks. As noted below, before a material change is made in a Fund’s investment practices in response to the revised policies, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds’ investment objectives, which remain unchanged. FTFA and ClearBridge have advised the Board that the proposed amendments to fundamental policies are not expected to materially affect the manner in which a Fund’s investment program is being conducted at this time.

The Board recommends that shareholders of each Fund vote to amend that Fund’s fundamental policies as discussed below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The Funds’ existing fundamental policies are more fully described in Appendix H. The chart in Appendix H sets out in the left column the current fundamental policies of each Fund that are proposed to be amended, and in the right column the proposed amended policy.

Shareholders of each Fund will vote separately from shareholders of the other Fund with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to amend any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice will remain in effect.

The amended policies that are approved will take effect promptly following approval.

To be approved for a Fund, each proposal must receive a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Proposal 4-A: Amend the fundamental policy relating to borrowing money.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions.

Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree.

The current borrowing policy limits borrowing to up to one-third of total assets (not including leverage that may be created by entering into reverse repurchase agreements or mortgage dollar rolls). The revised policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on borrowing money are not expected to affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-B: Amend the fundamental policy relating to underwriting.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.

Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. The current underwriting policy and the revised policy both permit the Fund to engage in the business of underwriting only to the extent permitted by the 1940 Act or by exemptive or other relief from, or under interpretations or modifications by, the SEC or SEC staff. The revised policy also includes exemptive or other relief from, or interpretations or modifications by, other authority with applicable jurisdiction.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-C: Amend the fundamental policy relating to lending.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the lending of money or other assets will be revised to read as follows:

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds.

The revised policy will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. The current lending policy and the revised policy both permit the Fund to lend money or other assets only to the extent permitted by the 1940 Act or by exemptive or other relief from, or under interpretations or modifications by, the SEC or SEC staff. The revised policy also includes exemptive or other relief from, or interpretations or modifications by, other authority with applicable jurisdiction.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on lending are not expected to affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

A Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-D: Amend the fundamental policy relating to issuing senior securities.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the issuing of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

The revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The current policy on issuing senior securities and the revised policy both permit the Fund to issue senior securities only to the extent permitted by 1940 Act or by exemptive or other relief from, or under interpretations or modifications by, the SEC or SEC staff. The revised policy also includes exemptive or other relief from, or interpretations or modifications by, other authority with applicable jurisdiction.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-E: Amend the fundamental policy relating to real estate.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on real estate will be revised to read as follows:

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets.

The current real estate policy does not permit the Fund to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. The revised policy does not contain that limitation. However, investing in real estate is not currently an investment strategy of the Fund. The revised policy will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-F: Amend the fundamental policy relating to commodities.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on commodities will be revised to read as follows:

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current policy on commodities does not permit the Fund to purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. The revised policy does not contain that limitation. However, investing in physical commodities is not currently an investment strategy of the Fund. The revised policy will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

ClearBridge and FTFA have advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 4-G: Amend the fundamental policy relating to concentration.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised to read as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Discussion. With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry.

The current concentration policy and the revised policy both restrict the Fund from concentrating in any one industry, except as permitted by exemptive or other relief from the SEC or SEC staff. The revised policy also includes exemptive or other relief other authority with applicable jurisdiction. The revised policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. To the extent that the Fund invests in a private activity municipal debt security issued by a non-governmental entity, the Fund will, to the extent practicable, look through to such non-governmental issuer’s industry for purposes of applying the Fund’s concentration policy. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.

FTFA and ClearBridge have advised the Board that the proposed revisions to the fundamental policy on concentration are not expected to materially affect the manner in which the Funds’ investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

PROPOSAL 5—TO AUTHORIZE THE FUND TO RELY ON THE MANAGER OF MANAGERS ORDER

Introduction

You are being asked to authorize your Fund’s use of a “manager of managers” structure that would permit FTFA, the Funds’ manager, or any other entity under common control with FTFA that serves as an adviser to the Fund (together, the “Manager”) subject to the approval of the Board of Trustees, to appoint subadvisers, and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval. Currently, in order for the Manager to appoint a subadviser or materially modify a subadvisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a subadviser when the Board of the Fund and the Manager believe that the appointment would benefit the Fund. If the shareholders of the Fund do not approve the use of a “manager of managers” structure, decisions regarding a proposed subadviser for that Fund or a material change to a subadvisory agreement with respect to that Fund will continue to require shareholder approval.

The Board recommends that you vote in favor of this proposal to allow the Manager the flexibility to provide its investment management services to the Fund through one or more subadvisers and provide the Manager with the maximum flexibility to select, supervise and evaluate subadvisers – without incurring the delay or expense of obtaining further shareholder approval – because it will allow the Fund to operate more efficiently.

“Manager of Managers” Structure

Provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. The SEC, however, has issued an exemptive order (the “exemptive order”) to the Manager and any existing or future registered open-end investment company advised by the Manager that permits the Manager to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval (the “Manager of Managers Structure”).

The exemptive order allows the Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Manager (e.g., the Manager and subadvisers are both indirectly wholly owned by the same corporate parent, Franklin Resources), and new subadvisers that are not affiliated with the Manager in any way. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund. In considering a new or existing subadvisory agreement, the Board is required to evaluate any material conflicts that may be present in a subadvisory arrangement. Before a Fund may rely on the exemptive order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act and discussed below.

Under the Manager of Managers Structure, the Manager would have the overall responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination and replacement. Specifically, the exemptive order requires the Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisers; (d) monitor and evaluate the subadvisers’ performance; and (e) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment objective, policies and restrictions. Under the exemptive order, the Fund must disclose to its shareholders (i) the aggregate fees paid to the Manager and any subadvisers that are wholly-owned by the same corporate parent as the Manager (as noted above, your Fund’s current manager and subadvisers are wholly-owned, indirectly, by Franklin Resources); and (ii) the aggregate fees paid to partially-owned and unaffiliated subadvisers. The replacement of the Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval. In addition, any new subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund would also require shareholder approval.

If the Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would, without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Manager could immediately manage the Fund’s assets. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser by providing shareholders with an information statement that contains substantially the same relevant information about the subadviser and the subadvisory agreement that the Fund would be required to send its shareholders in a proxy statement.

Approval of the Manager of Managers Structure will not affect any of the requirements under the federal securities laws that govern your Fund, the Manager, any proposed subadviser or any proposed subadvisory agreement with a subadviser, other than the requirement to have any future subadvisory agreement or amendment to the subadvisory agreement approved at a meeting of the Fund’s shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements with respect to the Fund between the Manager and any subadviser, as well as all changes to any subadvisory agreement.

Approval of this Proposal will not affect your Fund’s fees. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by your Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated. If your Fund implements the Manager of Managers Structure, the Manager, pursuant to its management agreement with the Fund, will continue, directly or through subadvisers, to provide the same level of management services to the Fund as it provides currently.

Please note that the Manager does not have any present intention to use the Manager of Managers Structure to appoint additional subadvisers for the Fund or replace the Fund’s subadvisers.

Required Vote

To be approved for a Fund, the use of the Manager of Managers Structure must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

The Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of November 30, 2023, the persons listed in Appendix I owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix I.

Security Ownership of Management

As of November 30, 2023, the Board of Trustees and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 100 International Drive, Baltimore, Maryland 21202, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of the Secretary of the Funds (addressed to 100 International Drive, Baltimore, Maryland 21202). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”) at the offices of the Fund or at Compliance-MutualfundsETFsSIMs@franklintempleton.com. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by FTFA or an affiliate, and not by the Funds. These costs will be borne by FTFA or an affiliate whether or not the proposals are successful. Solicitation may be made by letter or telephone by officers or employees of FTFA or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. FTFA or an affiliate will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, FTFA, on behalf of each Fund, has retained EQ Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that EQ Fund Solutions, LLC may solicit proxies personally and by telephone. The mailing service, proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement are estimated at approximately $262,809 with respect to ClearBridge Small Cap Fund and $302,857 with respect to ClearBridge Value Trust (plus reimbursements of out-of-pocket expenses in each case).

Fiscal Year

The fiscal year end of each Fund is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 280 Park Avenue, New York, New York 10017, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Marc A. De Oliveira
Secretary and Chief Legal Officer December 27, 2023

Appendix A – Comparison of the Current and New Management Agreements

The following chart contains a description of the principal provisions of the Current Management Agreement and the New Management Agreement for each Fund, and does not include all of the terms of those Agreements or the exact wording of the provisions described. Capitalized terms not defined in this chart have the meaning assigned to them in the Current Management Agreements or the New Management Agreements, as applicable. The complete text of the form of New Management Agreement is included in Appendix B and you should refer to that Appendix for the complete terms of the New Management Agreement.

Current Management Agreement	New Management Agreement

Investment Advisory Services

The Trust hereby appoints the Adviser as manager and investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (“Board”), the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities consistent with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Fund, and shall implement those decisions, all subject to the provisions of the Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and other applicable federal and state law, as well as the investment objective, policies, and limitations of the Fund.

The Adviser may enter into contracts with an investment sub-adviser or a sub-administrator in which the Adviser delegates to such investment sub-adviser or sub-administrator any or all of its duties under this Agreement, provided that such contracts impose on the investment sub-adviser or sub-administrator bound thereby all duties and conditions to which the Adviser is subject hereunder, and further provided that such contracts meet all requirements of the 1940 Act and the rules thereunder.

Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager.

The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Brokerage Transactions

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and the Adviser may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules, regulations or orders promulgated by the SEC pursuant to the 1940 Act.[1]

Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

1 This text appears in the Current Management Agreement for ClearBridge Small Cap Fund only.

Additional Services

The Adviser shall also provide such advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be requested by the Fund and agreed to by the Adviser.

Additional Services

Same, except that the New Management Agreement additionally contemplates the exercise by the Manager of voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and does not explicitly require the agreement of the Manager to perform such other functions of investment management and supervision as may be directed by the Board.

Information to be Provided by the Adviser

The Adviser, at its expense, shall supply the Board and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to the Adviser and shall furnish the Fund with office facilities, including space, furniture, and equipment and all personnel reasonably necessary for the operation of the Fund.

Information to be Provided by the Manager Same.

Information to be Provided by the Fund

The Fund has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Declaration of Trust (“Declaration of Trust”) and all amendments thereto;

(b) The Trust’s By-Laws (“By - Laws”) and all amendments thereto;

(c) The Fund’s currently effective Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission, including all exhibits thereto, relating to shares of common stock of the Fund, and all amendments thereto;

Information to be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

(d) The Fund’s most recent prospectus(es); and

(e) The Fund’s most recent statement(s) of additional information.

The Fund will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

Transactions with Affiliates

The Fund has authorized any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 or Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention by such person associated with the Adviser of compensation for such transactions, including compensation, in accordance with Rule 11a2-2(T)(a)(2)(iv).

Transactions with Affiliates

Same, with the following additional provision:

Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Allocation of Investment Opportunities No similar provision.

Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Services Not Exclusive

The Adviser’s services hereunder are not deemed to be exclusive, and the Adviser shall be free to render similar services to others. It is understood that persons employed by the Adviser to assist in the performance of its duties hereunder might not devote their full time to such service. Nothing herein contained shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Services Not Exclusive

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Expenses

Other than as herein specifically indicated, the Adviser shall not be responsible for the expenses of the Fund. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Fund, which expenses shall be borne by the Fund: interest, taxes, governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses in connection therewith; fees of custodians, transfer agents, registrars or other agents; legal expenses; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to the Fund’s shareholders; costs of stationery; costs of stockholders and other meetings of the Fund; travel expenses of officers, trustees and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other

Expenses

The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and insurance covering the Fund and its officers and trustees. [The Adviser shall assume all organizational expenses of the Fund.][2]

dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Books and Records

[The Adviser shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s books of accounts in accordance with all applicable federal and state laws and regulations.][3] [The Adviser shall maintain all books and records with respect to the Fund’s securities transactions and keep the Fund’s books of account in accordance with all applicable federal and state laws and regulations.][4] In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all books and records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund or its agents any of such records upon the Fund’s request. The Adviser further agrees to preserve for the period prescribed by Rule 31a-2 under the 1940 Act, any such records required to be maintained by Rule 31a-1 under the 1940 Act.

Books and Records

Same as the Current Management Agreement for ClearBridge Small Cap Fund, and different from the Current Management Agreement for ClearBridge Value Trust in that the Current Management Agreement for ClearBridge Value Trust requires the Adviser to maintain books and records, whereas the New Management Agreement requires the Manager to oversee the maintenance of books and records.

2 This text appears in the Current Management Agreement for ClearBridge Value Trust only.

3 This text appears in the Current Management Agreement for ClearBridge Small Cap Fund only.

4 This text appears in the Current Management Agreement for ClearBridge Value Trust only.

Board Members and Officers

The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.

No trustee, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such trustee, officer or employee while he or she is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to trustees, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Board Members and Officers

Same, except that the Board may grant exceptions to the prohibition on a member of the Board or an officer or employee of the Trust or the Fund from receiving a salary or compensation in such capacity while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager.

Compensation

For the services which the Adviser will render to the Fund under this Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of the Fund’s average daily net assets that is set forth [the contractual fee for each fund is listed in Appendix [    ]], reduced by the amount borne by the Fund for all auditing and accounting expenses and for the fees (but not the expenses) of the Fund’s independent trustees. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, shall be prorated by the ratio that the number of business days in such period bears to the number of business days in such month, and shall be reduced by the auditing and accounting expenses and trustees’ fees as described in the first sentence of this paragraph. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. Each such payment shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

Compensation

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name [the contractual fee for each fund is listed in Appendix [    ]], provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth [the contractual fee for each fund is listed in Appendix [    ]] shall be reduced by the aggregate management fees allocated to the Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Limitation of Liability

The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser; provided, however, that nothing in this Agreement shall protect the Adviser against any liability to the Fund or its shareholders for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

Limitation of Liability

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this section, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

Definitions

As used in this Agreement, the terms “securities” and “net assets” shall have the meanings ascribed to them in the Declaration of Trust; and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Definitions

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Duration and Termination

This Agreement will become effective with respect to the Fund as of the date set forth opposite the Fund’s name on a schedule to the Agreement and, unless sooner terminated as provided herein, shall continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not earlier terminated, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of the Fund or of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, on not less than 60 days’ notice to the Fund and/or the other party(ies) and will be terminated immediately upon the mutual written consent of the Adviser and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment [by the Adviser and shall not be assignable by the Fund without the consent of the Adviser][5].

Duration and Termination

This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on a schedule to the Agreement provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

5 This text appears in the Current Management Agreement of ClearBridge Value Trust only.

Use of “ClearBridge” Name

In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its name any reference to the name of “ClearBridge.” The Fund shall have the non-exclusive use of the name “ClearBridge” in whole or in part so long as this Agreement is effective or until such notice is given.

Use of Manager Name No similar provision.

Amendments

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

Amendments Same, except an amendment is not effective until approved in the manner required by the 1940 Act.

Miscellaneous

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof [or otherwise affect their constitution or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors][6].

Miscellaneous

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any provision of this Agreement be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Governing Law No similar provision.	Governing Law This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

6 This text appears in the Current Management Agreement of ClearBridge Small Cap Fund only.

Appendix B – Form of New Management Agreement

FORM OF NEW

MANAGEMENT AGREEMENT

Franklin Templeton Fund Adviser, LLC

This MANAGEMENT AGREEMENT (“Agreement”) is made this        day of                 , 202  , by and between Legg Mason Global Asset Management Trust (the “Trust”) and Franklin Templeton Fund Adviser, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust is a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.        The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.        The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3.        (a)        Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

(b)        Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c)        The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4.        Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5.        (a)        The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b)        The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6.        No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7.        As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to the Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8.        The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9.        Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10.      For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11.      This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

12.      This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

13.      The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14.      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

15.      This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any provision of this Agreement be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16.      This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

By:

Name:

Title:

FRANKLIN TEMPLETON FUND ADVISER, LLC

By:

Name:

Title:

Schedule A

ClearBridge Small Cap Fund

Date:

[                    ]

Fee:

The following percentage of the Fund’s average daily net assets:

0.70% of the first $1 billion of average net assets,

0.68% of the next $1 billion of average net assets,

0.65% of the next $3 billion of average net assets,

0.62% of the next $5 billion of average net assets

0.59% of average net assets over $10 billion.

ClearBridge Value Trust

Date:

[                    ]

Fee:

The following percentage of the Fund’s average daily net assets:

0.70% of the first $1 billion of average net assets,

0.68% of the next $1 billion of average net assets,

0.65% of the next $500 million of average net assets,

0.60% of the next $1 billion of average net assets

0.50% of average net assets over $3.5 billion.

Appendix C

Fees Paid to Manager and Affiliates

The following table indicates amounts paid by each Fund to its current Manager, ClearBridge Investments, LLC or an affiliate of the Manager during the Fund’s fiscal year ended October 31, 2023. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)
ClearBridge Small Cap Fund	5,574,875	1,140,700
ClearBridge Value Trust	12,819,783	4,344,723

C-1

Appendix D-1

Directors and Principal Officers of FTFA, ClearBridge and Western Asset

Franklin Templeton Fund Adviser, LLC
Name	Position with Franklin Templeton Fund Adviser, LLC
Legg Mason, Inc.	Sole Member
Jane E. Trust	President and Chief Executive Officer
Ted P. Becker	Chief Compliance Officer
Jeanne M. Kelly	Senior Vice President
Thomas C. Mandia	Secretary
Laura F. Fergerson	Manager
Brian M. Eakes	Manager

ClearBridge Investments, LLC
Name	Position with ClearBridge Investments, LLC
Legg Mason, Inc.	Sole Member
Terrence James Murphy	President, Chief Executive Officer, and Director
Cynthia Karen List	Chief Financial Officer and Director
Scott Keith Glasser	Chief Investment Officer and Director
John Randolph Haller	Chief Operating Officer
Jennifer Morrow Johnson	Director
Jed Andrew Plafker	Director
Gwen Louise Shaneyfelt	Director
Matthew Nicholls	Director
Brian R. Murphy	Chief Compliance Officer
Jasna Brblic Dolgov	General Counsel

Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
Legg Mason, Inc.	Sole Shareholder
James William Hirschmann	Director, Chief Executive Officer, and President
Marzo Bernardi	Director of Client Service and Marketing
Jennifer Morrow Johnson	Non-employee Director
Matthew Nicholls	Non-employee Director
Jed Andrew Plafker	Non-employee Director
Courtney Ann Hoffmann	General Counsel and Secretary
Daniel Everett Giddings	Global Chief Compliance Officer
Connie Sue Fischer	Director of Portfolio Operations
Michael C. Buchanan	Director, Co-Chief Investment Officer

D-1-1

Appendix D-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with FTFA, ClearBridge or Western Asset
Jane Trust	Trustee, President, and Chief Executive Officer	President and Chief Executive Officer, Franklin Templeton Fund Adviser; Senior Vice President, Fund Board Management, Franklin Templeton
Ted P. Becker	Chief Compliance Officer	Chief Compliance Officer, Franklin Templeton Fund Adviser; Vice President, Global Compliance, Franklin Templeton
Christopher Berarducci	Treasurer and principal Financial Officer	Vice President, Fund Administration and Reporting, Franklin Templeton
Marc A. De Oliveira	Secretary and Chief Legal Officer	Associate General Counsel, Franklin Templeton
Jeanne Kelly	Senior Vice President	Senior Vice President, Franklin Templeton Fund Adviser; U.S. Fund Board Team Manager, Franklin Templeton
Susan Kerr	Chief Anti-Money Laundering Compliance Officer	Senior Compliance Analyst, Franklin Templeton
Thomas C. Mandia	Senior Vice President	Secretary, Franklin Templeton Fund Adviser; Senior Associate General Counsel, Franklin Templeton

D-2-1

Appendix E

Other Funds Advised by Managers and Subadvisers

The following table lists certain information regarding other funds for which each of FTFA, ClearBridge, or Western Asset provides investment advisory or subadvisory services and which have investment objectives and strategies similar to those of either of the Funds. All of the information below is given as of November 30, 2023.

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
FTFA
	BrandywineGLOBAL – Diversified US Large Cap Value Fund	212,871,846	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion*
	BrandywineGLOBAL – Small Cap Value Fund	17,745,174	0.80% of the first $1 billion of average daily net assets; 0.75% of the next $2 billion of average daily net assets; and 0.70% of average daily net assets over $3 billion*
	ClearBridge Aggressive Growth Fund	4,186,642,256	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion*

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge All Cap Value Fund	1,441,101,061	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion*
	ClearBridge Appreciation Fund	7,559,949,573	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion*
	ClearBridge Dividend Strategy Fund	7,372,009,009	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*
	ClearBridge Large Cap Growth Fund	9,905,169,948	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Large Cap Value Fund	2,853,212,945	A base fee of 0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion* (the “Base Fee”), plus a performance adjustment#
	ClearBridge Mid Cap Fund	1,893,796,516	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*
	ClearBridge Mid Cap Growth Fund	211,845,900	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*
	ClearBridge Select Fund	2,932,806,911	0.95%*
	ClearBridge Small Cap Growth Fund	3,846,712,575	0.75%*
	ClearBridge Small Cap Value Fund	104,904,517	0.75%*
	ClearBridge Sustainability Leaders Fund	125,836,447	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion*

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Tactical Dividend Income Fund	315,403,193	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion*
	ClearBridge Variable Aggressive Growth Portfolio	169,362,710	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion*
	ClearBridge Variable Appreciation Portfolio	993,438,235	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion*
	ClearBridge Variable Dividend Strategy Portfolio	420,203,849	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Variable Large Cap Growth Portfolio	462,071,318	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*
	ClearBridge Variable Large Cap Value Portfolio	276,098,944	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion*
	ClearBridge Variable Mid Cap Portfolio	233,405,102	0.75% of assets up to and including $1 billion; 0.70% of assets over $1 billion and up to and including $2 billion; 0.65% of assets over $2 billion and up to and including $5 billion; 0.60% of assets over $5 billion and up to and including $10 billion; and 0.55% of assets over $10 billion*
	ClearBridge Variable Small Cap Growth Portfolio	380,641,299	0.75%*
	Franklin Global Dividend Fund	158,740,655	0.65%*
	Franklin Global Equity Fund	238,441,455	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	Franklin U.S. Large Cap Equity Fund	178,523,772	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion*
	Franklin S&P 500 Index Fund	398,445,592	0.25%*
	Franklin U.S. Small Cap Equity Fund	84,283,334	0.70%*
	LMP Capital and Income Fund Inc.	308,403,610	0.85%**
	ClearBridge Energy Midstream Opportunity Fund Inc.	712,728,446	1.00% of Managed assets+
	ClearBridge MLP and Midstream Fund Inc.	846,230,279	1.00% of Managed assets+
	ClearBridge MLP and Midstream Total Return Fund Inc.	386,903,121	1.00% of Managed assets+
	ClearBridge All Cap Growth ESG ETF	107,242,571	0.53%
	ClearBridge Dividend Strategy ESG ETF	34,373,492	0.59%
	ClearBridge Large Cap Growth ESG ETF	175,221,325	0.59%
	ClearBridge Focus Value ESG ETF	3,256,469	0.49%
	Royce Quant Small-Cap Quality Value ETF	27,646,934	0.60%
ClearBridge Investments
	ClearBridge Aggressive Growth Fund	4,186,642,256	70% of the management fee paid to FTFA***
	ClearBridge All Cap Value Fund	1,441,101,061	70% of the management fee paid to FTFA***

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Appreciation Fund	7,559,949,573	70% of the management fee paid to FTFA***
	ClearBridge Dividend Strategy Fund	7,372,009,009	70% of the management fee paid to FTFA***
	ClearBridge Large Cap Growth Fund	9,905,169,948	70% of the management fee paid to FTFA***
	ClearBridge Large Cap Value Fund	2,853,212,945	70% of the management fee paid to FTFA***
	ClearBridge Mid Cap Fund	1,893,796,516	70% of the management fee paid to FTFA***
	ClearBridge Mid Cap Growth Fund	211,845,900	70% of the management fee paid to FTFA***
	ClearBridge Select Fund	2,932,806,911	70% of the management fee paid to FTFA****
	ClearBridge Small Cap Growth Fund	3,846,712,575	70% of the management fee paid to FTFA***
	ClearBridge Small Cap Value Fund	104,904,517	70% of the management fee paid to FTFA***
	ClearBridge Sustainability Leaders Fund	125,836,447	70% of the management fee paid to FTFA****
	ClearBridge Tactical Dividend Income Fund	315,403,193	70% of the management fee paid to FTFA***
	ClearBridge Variable Aggressive Growth Portfolio	169,362,710	70% of the management fee paid to FTFA***
	ClearBridge Variable Appreciation Portfolio	993,438,235	70% of the management fee paid to FTFA***
	ClearBridge Variable Dividend Strategy Portfolio	420,203,849	70% of the management fee paid to FTFA***
	ClearBridge Variable Large Cap Growth Portfolio	462,071,318	70% of the management fee paid to FTFA***
	ClearBridge Variable Large Cap Value Portfolio	276,098,944	70% of the management fee paid to FTFA***
	ClearBridge Variable Mid Cap Portfolio	233,405,102	70% of the management fee paid to FTFA***

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Variable Small Cap Growth Portfolio	380,641,299	70% of the management fee paid to FTFA***
	LMP Capital and Income Fund Inc.	308,403,610	70% of the management fee on the portion of the average daily net assets allocated***
	ClearBridge Energy Midstream Opportunity Fund Inc.	712,728,446	70% of the management fee on the portion of the average daily net assets allocated***
	ClearBridge MLP and Midstream Fund Inc.	846,230,279	70% of the management fee on the portion of the average daily net assets allocated***
	ClearBridge MLP and Midstream Total Return Fund Inc.	386,903,121	70% of the management fee on the portion of the average daily net assets allocated***
	ClearBridge All Cap Growth ESG ETF	107,242,571	70% of the management fee paid to FTFA****
	ClearBridge Dividend Strategy ESG ETF	34,373,492	70% of the management fee paid to FTFA****
	ClearBridge Large Cap Growth ESG ETF	175,221,325	70% of the management fee paid to FTFA****
	ClearBridge Focus Value ESG ETF	3,256,469	70% of the management fee paid to FTFA****
	Franklin Allocation VIP Fund – ClearBridge Large Cap Growth Strategy and ClearBridge Large Cap Value Strategy	559,552,959	0.40% of the average daily net assets allocated to ClearBridge
	EQ Advisors Trust – EQ/ClearBridge Large Cap Growth Portfolio	399,014,417	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion
	EQ Advisors Trust – EQ/ClearBridge Select Equity Managed Volatility Portfolio	309,611,296	0.42% of the first $200 million; and 0.40% on assets over $100 million
	Guardian Variable Products Trust – Guardian Small Cap Core VIP Fund	232,779,977	0.37%

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	JNL Series Trust – JNL Multi-Manager Mid Cap Fund	114,381,382	0.40% of the first $500 million; and 0.38% on assets over $500 million
	JNL Series Trust – JNL/ClearBridge Large Cap Growth Fund	1,567,912,783	0.30% of the first $100 million; 0.275% on the next $150 million; 0.25% on the next $250 million; and 0.225% on assets over $500 million
	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Appreciation sleeve	188,084,282	First $100 mil 0.40%, Next $100 mil 0.35%, Next $100 mil 0.30%, Above $300 mil 0.28%
	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Aggressive Growth sleeve	123,323,783	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million
	Morgan Stanley Pathway Funds – Large Cap Equity Fund	118,020,083	0.34% of the first $100 million; and 0.30% on assets over $100 million
	Morningstar Funds Trust – Morningstar U.S. Equity Fund	394,951,893	0.32% of the first $500 million; and 0.29% on assets over $500 million
	Pacific Select Funds – Large-Cap Value Portfolio	1,260,907,929	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion
	Advanced Series Trust – AST Clearbridge Dividend Growth Portfolio	503,463,318	0.25% of the first $250 million; 0.20% on the next $250 million; and 0.18% on assets over $500 million
	Advanced Series Trust – AST Large- Cap Growth Portfolio	1,385,502,977	0.35% of the first $100 million; 0.29% on the next $150 million; 0.27% on the next $250 million; and 0.23% on assets over $500 million

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	Vanguard Explorer Fund	2,938,361,258	0.30% of the first $500 million; 0.20% on the next $1 billion; and 0.18% on assets over $1.5 billion
	SunAmerica Series Trust – SA Franklin Tactical Opportunities Portfolio – Appreciation sleeve	16,711,756	0.30% of the first $500 million; 0.28% on the next $500 million; 0.26% on the next $1 billion; and 0.23% on assets over $2 billion
	SunAmerica Series Trust – SA Franklin Tactical Opportunities Portfolio – Large Cap Growth sleeve	12,908,324	0.30% of the first $500 million; 0.28% on the next $500 million; 0.26% on the next $1 billion; and 0.23% on assets over $2 billion
	VALIC Company I – Dividend Value Fund	212,926,935	0.30% of the first $250 million; 0.275% on the next $250 million; 0.25% on the next $500 million; and 0.22% on assets over $1 billion
Western Asset
	ClearBridge Aggressive Growth Fund	4,186,642,256	0.02% of the portion of the average daily net assets allocated***
	ClearBridge All Cap Value Fund	1,441,101,061	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Appreciation Fund	7,559,949,573	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Dividend Strategy Fund	7,372,009,009	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Large Cap Growth Fund	9,905,169,948	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Large Cap Value Fund	2,853,212,945	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Mid Cap Fund	1,893,796,516	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Mid Cap Growth Fund	211,845,900	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Select Fund	2,932,806,911	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Small Cap Growth Fund	3,846,712,575	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Small Cap Value Fund	104,904,517	0.02% of the portion of the average daily net assets allocated***

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Sustainability Leaders Fund	125,836,447	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Tactical Dividend Income Fund	315,403,193	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Aggressive Growth Portfolio	169,362,710	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Appreciation Portfolio	993,438,235	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Dividend Strategy Portfolio	420,203,849	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Large Cap Growth Portfolio	462,071,318	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Large Cap Value Portfolio	276,098,944	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Mid Cap Portfolio	233,405,102	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Variable Small Cap Growth Portfolio	380,641,299	0.02% of the portion of the average daily net assets allocated***
	Franklin Global Dividend Fund	158,740,655	0.02% of the portion of the average daily net assets allocated***
	Franklin Global Equity Fund	238,441,455	0.02% of the portion of the average daily net assets allocated***
	Franklin S&P 500 Index Fund	398,445,592	0.02% of the portion of the average daily net assets allocated***
	Franklin U.S. Large Cap Equity Fund	178,523,772	0.02% of the portion of the average daily net assets allocated***
	Franklin U.S. Small Cap Equity Fund	84,283,334	0.02% of the portion of the average daily net assets allocated***
	ClearBridge All Cap Growth ESG ETF	107,242,571	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Dividend Strategy ESG ETF	34,373,492	0.02% of the portion of the average daily net assets allocated***

Manager/ Subadviser	Fund	Net Assets ($)	Investment Advisory or Subadvisory Fee (as a percentage of average daily net assets) (%)
	ClearBridge Large Cap Growth ESG ETF	175,221,325	0.02% of the portion of the average daily net assets allocated***
	ClearBridge Focus Value ESG ETF	3,256,469	0.02% of the portion of the average daily net assets allocated***
	Royce Quant Small-Cap Quality Value ETF	27,646,934	0.02% of the portion of the average daily net assets allocated***

* The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

** The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

*** Net of expense waivers and reimbursements.

**** Net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset.

+ “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

# For each percentage point by which the ClearBridge Large Cap Value Fund’s investment performance exceeds or is exceeded by the investment record of the Standard & Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”) over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1⁄4 of 0.01% multiplied by (ii) the Fund’s average daily net assets for the one year period ending on the last day of each calendar quarter. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the Fund’s investment performance exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is 1/4 of 0.10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

The Fund’s investment performance, for a period of one year, shall mean the sum of (i) the change in the Fund’s net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of the Fund’s net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Fund’s shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Appendix F – Form of New Subadvisory Agreement

FORM OF NEW

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this          day of                 , 202    , by and between Franklin Templeton Fund Adviser, LLC (the “Manager”), and [Name of subadviser], a [type of entity] (the “Subadviser”).

WHEREAS, the Manager has been retained by Legg Mason Global Asset Management Trust (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.        In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.        The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3.        (a)        Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(b)        The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4.        The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5.        The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6.        (a)        The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b)        The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7.        No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he or she is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.        As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9.        The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10.      Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11.      For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12.      This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

13.      This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

14.      The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

15.      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved in the manner required by the 1940 Act.

16.      This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. No provision of this Agreement is intended to conflict with any applicable law. Should any provision of this Agreement be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns

17.      This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

FRANKLIN TEMPLETON FUND ADVISER, LLC

By:

Name:

Title:

[NAME OF SUBADVISER]

By:

Name:

Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

By:

Name:

Title:

ANNEX I

Not applicable.

Appendix A

ClearBridge Small Cap Fund

Date:

[                ]

Subadvisory Fee:

For New Subadvisory Agreement with ClearBridge:
ClearBridge Investments, LLC	70% of the management fee FTFA receives from a Fund, net of any waivers and expense reimbursements.
For New Subadvisory Agreement with Western Asset:
Western Asset Management Company, LLC (“Western Asset”)	0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers and reimbursements.

ClearBridge Value Trust

Date:

[                ]

Subadvisory Fee:

For New Subadvisory Agreement with ClearBridge:
ClearBridge Investments, LLC	70% of the management fee FTFA receives from a Fund, net of any waivers and expense reimbursements.
For New Subadvisory Agreement with Western Asset:
Western Asset Management Company, LLC (“Western Asset”)	0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers and reimbursements.

Appendix G – Comparison of the Current Western Asset Subadvisory Agreement and the New Western Asset Subadvisory Agreement

The following chart contains a description of the principal provisions of the Current Subadvisory Agreements with Western Asset and the New Subadvisory Agreements with Western Asset, and does not include all of the terms of those Agreements or the exact wording of the provisions described. Capitalized terms not defined in this chart have the meaning assigned to them in the Current Subadvisory Agreements or the New Subadvisory Agreements, as applicable. The complete text of the form of New Subadvisory Agreement is included in Appendix F and you should refer to that Appendix for the complete terms of the New Subadvisory Agreement.

Current Western Asset Subadvisory Agreement	New Western Asset Subadvisory Agreement

Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to

Investment Advisory Services

Same, with the following additional elaboration on the Subadviser’s authority to execute investment documentation:

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Brokerage Transactions Same

Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

Additional Services Same

Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

Information to Be Provided by the Manager Same

Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

Information to Be Provided by the Subadviser Same

Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance

Transactions with Affiliates Same

with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond

Expenses Same

and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Recordkeeping Obligations Same

Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Board Members and Officers Same

Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on a schedule to the Agreement. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be prorated by the ratio that the number of business days in such period bears to the number of business days in such month. The net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Fees Same, except for clarifying that the proration of fees in the event of termination prior to the end of a month is based on “average daily net assets.”

Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Limitation of Liability of Subadviser Same

Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Other Activities Same

Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Allocation of Investment Opportunities Same

Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be its total assets minus its liabilities and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Certain Defined Terms Same, except that “net assets” is defined by reference to the Fund’s Prospectus and Statement of Additional Information.

Term of Agreement

This Agreement became or will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not sooner terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Term of Agreement

Same, except that the provisions relating to initial and annual approval are phrased more broadly in referring to such events being in compliance with the requirements of the 1940 Act.

Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment.

Termination

Same, except that the Agreement includes the following additional clarification that the agreement shall not be assignable by the Manager without the consent of the Subadviser:

This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

Limitation of Recourse Same

Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

Amendments; Entire Agreement; Severability

Same, except that (i) the provisions relating to amendment is phrased more broadly in referring to such events being in compliance with the requirements of the 1940 Act and (ii) additional text clarifies that the Agreement is not intended to conflict with applicable law.

Governing Law; Jurisdiction This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.	Governing Law; Jurisdiction Same

Appendix H – Comparison of Fundamental Policies

	Current Fundamental Policy	Proposed Fundamental Policy
Borrowing

The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting

The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending

The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Appendix I

5% Share Ownership

As of November 30, 2023, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Name and Address	Class	Shares Held	Percent of Class

ClearBridge Small Cap Fund
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	A	4,323,493.625	44.12
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	A	1,839,202.126	18.77
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	A	500,514.397	5.11
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	C	80,729.067	17.52
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	C	60,613.411	13.15
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	C	50,170.575	10.89
AMERICAN ENTERPRISE INVESTMENT SVC FBO 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	C	44,141.186	9.58

Name and Address	Class	Shares Held	Percent of Class
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	C	26,031.759	5.65
WELLS FARGO CLEARING SVCS LLC A C 1699 0135 2801 MARKET STREET SAINT LOUIS, MO 63103	C	23,866.257	5.18
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	FI	11,600.796	28.37
STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	FI	6,364.077	15.56
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	FI	4,205.914	10.28
HARTFORD LIFE INS CO SEPARATE ACCOUNT ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	FI	2,985.339	7.30
VANTAGEPOINT ROTH IRA C O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002	FI	2,984.370	7.30
VANTAGEPOINT TRADITIONAL IRA C O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002	FI	2,495.871	6.10
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	I	2,218,369.001	39.03

Name and Address	Class	Shares Held	Percent of Class
NATIONAL FINANCIAL SRVCS LLC FOR THE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS DEPT 5TH FLOOR NEW YORK NY 10281-1003	I	611,845.560	10.76
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	I	548,616.516	9.65
JPMCB NA AS CUSTODIAN FOR SOUTH CAROLINA 529 PLAN CLEARBRIDGE SMALL CAP CORE 529 PORTFOLIO 4 CHASE METROTECH CENTER FL 3 BROOKLYN NY 11245	I	361,856.743	6.37
MAC CO A C 745507 FBO FT GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	IS	235,168.406	21.56
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	IS	166,811.165	15.29
MAC CO A C 745507 FBO FT MODERATE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	IS	126,866.929	11.63
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	IS	76,917.165	7.05
CITY OF NEWPORT - OPEB TRUST 43 BROADWAY NEWPORT RI 02840	IS	70,481.039	6.46
WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480	IS	62,337.911	5.72

Name and Address	Class	Shares Held	Percent of Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	IS	59,025.564	5.41
MAC & CO A C 745511 FBO FT CONSERVATIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	IS	57,984.241	5.32
STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	R	11,291.816	18.05
EMPOWER TRUST FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	R	5,484.269	8.77
STEPHEN MILLER & MARK THRODAHL TTEE ORTHOPEDIATRICS CORP 401K RETIREMEN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	R	4,203.726	6.72
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	R	4,038.516	6.46

ClearBridge Value Trust
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	A	7,522,752.765	47.05
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	C	127,108.070	22.66
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	C	118,467.204	21.12

Name and Address	Class	Shares Held	Percent of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	C	67,630.728	12.06
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	C	62,098.637	11.07
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	FI	12,410.491	17.14
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	FI	12,096.754	16.70
HARTFORD LIFE INS CO SEPARATE ACCOUNT ATTN UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	FI	10,372.313	14.32
EMPOWER ANNUITY INSURANCE FBO FUTURE FUNDS I 8515 E ORCHARD RD 2T2 ENGLEWOOD CO 80111-5002	FI	10,258.138	14.17
MG TRUST COMPANY CUST. FBO SOUTH FAYETTE SHOP & SAVE 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	FI	5,038.113	6.96
VANTAGEPOINT TRADITIONAL IRA C O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002	FI	4,167.601	5.76
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	I	1,164,415.724	35.88

Name and Address	Class	Shares Held	Percent of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	I	294,750.799	9.08
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	I	264,510.988	8.15
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	I	256,794.965	7.91
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	I	235,338.836	7.25
NATIONAL FINANCIAL SRVCS LLC FOR THE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS DEPT 5TH FLOOR NEW YORK NY 10281-1003	I	229,709.647	7.08
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	I	199,341.089	6.14
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	IS	24,958.596	79.48
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	IS	5,148.070	16.39
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	R	10,126.549	35.00
PENTEGRA TRUST COMPANY AS CUSTODIAN FBO ALLEGANY COUNTY BOE TSA C/O PENTEGRA RETIREMENT SERVICES 2 ENTERPRISE DR STE 408 SHELTON CT 06484-4657	R	3,082.597	10.65

Name and Address	Class	Shares Held	Percent of Class
ASCENSUS TRUST COMPANY FBO MOBILE LUMBER & BUILDING MATERIALS 685407 P.O. BOX 10758 FARGO, ND 58106	R	2,895.311	10.01
ASCENSUS TRUST COMPANY FBO C CARUSO EXCAVATING CO 401 K P O BOX 10758 FARGO ND 58106	R	2,578.452	8.91
EMPOWER TRUST FBO FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	R	2,159.847	7.46
ASCENSUS TRUST COMPANY FBO J.R.D. INC 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	R	2,095.990	7.24

PROXY CARD

FRANKLIN TEMPLETON

MEETING AGENDA on reverse side

VOTER PROFILE:
Voter ID: XXXXXXXX
Security ID: XXXXXXXXX
Shares to Vote: **confidential**
Household ID: 000000000
**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com/franklin/19387

Vote by Phone:

Call **(888) 227-9349** for automated touch-tone service or the number below to speak with a representative.

(800) 581-3783 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

CLEARBRIDGE VALUE TRUST

Do you have questions?

CLEARBRIDGE SMALL CAP FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2024
The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, Rosemary D. Emmens, Marc De Oliveira, Todd Lebo, Tara E. Gormel, Bryan C. Sutherland and Stephen Aspromonte, and each of them, proxies of the undersigned with full power of substitution to vote all shares of ClearBridge Small Cap Fund (the “Fund”) that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at 10:00 a.m. (Eastern time) at 280 Park Avenue, New York, New York 10017, on March 1, 2024, or at any adjournment or postponement thereof. The votes entitled to be cast by the undersigned will be voted as instructed on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy previously given with respect to the Meeting.
Do you have questions?
If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 581-3783. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2024. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf
SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY    CARD
CLEARBRIDGE SMALL CAP FUND
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS
PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or
SIGNATURE (AND TITLE IF APPLICABLE)     DATE
custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full
corporate or partnership name and your title, if any.    SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Board of Trustees. The proxy will be voted as specified by the undersigned. If no specification is made for a proposal, this proxy shall be voted FOR such proposal.    If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:
TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: •
To Approve a New Management Agreement with Franklin Templeton Fund Adviser, LLC.
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC.
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC.
To Amend the Fundamental Policies of the Fund.
To amend the fundamental policy relating to borrowing money.
To amend the fundamental policy relating to underwriting.
To amend the fundamental policy relating to lending.
To amend the fundamental policy relating to issuing senior securities.
To amend the fundamental policy relating to real estate.
To amend the fundamental policy relating to commodities.
To amend the fundamental policy relating to concentration.
To Authorize the Fund to rely on a Manager of Managers order.
FOR     AGAINST ABSTAIN
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
O      O                 O
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS
THANK YOU FOR CASTING YOUR VOTE

FRANKLIN TEMPLETON

PROXY CARD

MEETING AGENDA on reverse side

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXXX

Shares to Vote: **confidential** Household ID: 000000000

**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your contro... or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com/franklin/19387

Vote by Phone:

Call **(888) 227-9349** for automated touch-tone service or the number below to speak with a representative.

(800) 581-3783 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

CLEARBRIDGE SMALL CAP FUND

Do you have questions?

CLEARBRIDGE VALUE TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2024
The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, Rosemary D. Emmens, Marc De Oliveira, Todd Lebo, Tara E. Gormel, Bryan C. Sutherland and Stephen Aspromonte, and each of them, proxies of the undersigned with full power of substitution to vote all shares of ClearBridge Value Trust (the “Fund”) that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at 10:00 a.m. (Eastern time) at 280 Park Avenue, New York, New York 10017, on March 1, 2024, or at any adjournment or postponement thereof. The votes entitled to be cast by the undersigned will be voted as instructed on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy previously given with respect to the Meeting.
Do you have questions?
If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 581-3783. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2024. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at:
https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf
SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY    CARD
CLEARBRIDGE VALUE TRUST
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS
PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or
SIGNATURE (AND TITLE IF APPLICABLE)     DATE
custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full
corporate or partnership name and your title, if any.    SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Board of Trustees. The proxy will be voted as specified by the undersigned. If no specification is made for a proposal, this proxy shall be voted FOR such proposal.    If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:
TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: •
PROPOSAL:
To Approve a New Management Agreement with Franklin Templeton Fund Adviser, LLC.
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC.
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC.
To Amend the Fundamental Policies of the Fund.
To amend the fundamental policy relating to borrowing money.
To amend the fundamental policy relating to underwriting.
To amend the fundamental policy relating to lending.
To amend the fundamental policy relating to issuing senior securities.
To amend the fundamental policy relating to real estate.
To amend the fundamental policy relating to commodities.
To amend the fundamental policy relating to concentration.
To Authorize the Fund to rely on a Manager of Managers order.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
FOR
AGAINST
ABSTAIN
O O O O O O O O O O O O O O O O O O O O O O O O O O O O O O O O O
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.
THANK YOU FOR CASTING YOUR VOTE